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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

The Children's Place Retail Stores, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 5, 2011

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Friday, May 20, 2011, at 9:00 a.m. at the Company's headquarters located at 500 Plaza Drive, Secaucus, New Jersey.

At the Annual Meeting, we will ask you to elect the Class II members of the Board of Directors, to ratify the selection of the independent registered public accounting firm, to approve The Children's Place Retail Stores, Inc. 2011 Equity Incentive Plan, and to hold advisory votes concerning executive compensation. We will also update you on the Company's progress during the past year and answer your questions.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when you vote your shares.

It is important that your stock be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we hope that you will vote on the matters to be considered. You may vote your proxy via the internet, by telephone, or by mail by signing, dating and returning your proxy card in the envelope provided.

Very truly yours,

Norman Matthews
Chairman of the Board

April 5, 2011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2011 Annual Meeting of Stockholders of The Children's Place Retail Stores, Inc. will be held at 500 Plaza Drive, Secaucus, New Jersey 07094, on Friday, May 20, 2011, at 9:00 a.m., for the following purposes:

1.
To elect three Class II members of the Board of Directors to serve for a three-year term;

2.
To ratify the selection of BDO USA, LLP, as the Company's independent registered public accounting firm for fiscal 2011;

3.
To approve The Children's Place Retail Stores, Inc. 2011 Equity Incentive Plan;

4.
To hold an advisory (non-binding) "Say on Pay" vote to approve the compensation of the Company's named executive officers as described in the Proxy Statement;

5.
To hold an advisory (non-binding) "Say on Frequency" vote setting "Say on Pay" vote frequency; and

6.
To consider and act upon such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on April 4, 2011 are entitled to vote at the Annual Meeting.

        Your vote is important. We encourage you to vote by proxy, even if you plan to attend the Annual Meeting. You may vote your proxy via the internet or by telephone by following the instructions included on your proxy card. You may also vote by mail by signing, dating and returning your proxy card in the envelope provided. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

By order of the Board of Directors,

Bradley Cost Senior Vice President, General Counsel and Secretary The Children's Place Retail Stores, Inc. 500 Plaza Drive Secaucus, New Jersey 07094

If you have any questions or require any assistance with voting your shares, please contact:

MACKENZIE PARTNERS, INC.
105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

PROXY STATEMENT

        The Children's Place Retail Stores, Inc. (referred to in this Proxy Statement as "we," "The Children's Place" or the "Company") is sending you this Proxy Statement in connection with the solicitation by the Board of Directors (the "Board") of proxies to be voted at the 2011 Annual Meeting of Stockholders (the "Annual Meeting").

        We are mailing a printed copy of this Proxy Statement, a proxy card and the 2010 Annual Report on Form 10-K of the Company to our stockholders beginning on or about April 5, 2011. The 2010 Annual Report on Form 10-K mailed with the Proxy Statement is not part of the proxy-soliciting material.

VOTING PROCEDURES

Who Can Vote

        The Company has one class of voting stock outstanding: Common Stock. If you were a record owner of Common Stock on April 4, 2011, the record date for voting at the Annual Meeting, you are entitled to vote at the Annual Meeting. At the close of business on April 4, 2011, there were 26,091,875 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock has one vote.

How to Vote

        You can vote your shares in two ways: either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy, you may do so by mail, using the internet or by telephone. Each of these procedures is more fully explained below. Even if you plan to attend the Annual Meeting, the Board recommends that you vote by proxy.

Voting by Proxy

        Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number of stockholders be represented by proxy. You may vote your proxy by mail, using the internet or by telephone, each as more fully explained below. In each case, we will vote your shares as you direct. When you vote your proxy, you can specify whether you wish to vote for or against or abstain from voting on each nominee for Class II Directors, the ratification of the selection of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal 2011, the approval of The Children's Place Retail Stores, Inc. 2011 Equity Incentive Plan, and the approval of the compensation for the Company's named executive officers on an advisory, nonbinding basis ("Say on Pay"). When you vote your proxy, you can also specify whether you wish to vote that the advisory, nonbinding "Say on Pay" vote is to occur every one, two or three years.

        If any other matters are properly presented for consideration at the Annual Meeting, the persons named on the voting web site and your proxy card as the Proxy Committee (the "Proxy Committee") will have discretion to vote for you on those matters. At the time this Proxy Statement was printed, we knew of no other matters to be raised at the Annual Meeting. Attending the Annual Meeting alone will not be deemed to revoke your proxy.

  •
  Vote by Mail

  You can vote your shares by completing and mailing the enclosed proxy card to us so that we receive it before 11:59 p.m. (Eastern Daylight Time) on Thursday, May 19, 2011. If you sign and return your proxy card but do not specify how to vote, we will vote your shares in favor of the Board's nominees for Class II Director, the ratification of the selection of the independent registered public accounting firm and the approval of the Company's 2011 Equity Incentive Plan, as well as approval on the nonbinding "Say on Pay" vote and for the Board's recommendation of a yearly vote on the frequency of the "Say on Pay" vote.

  •
  Vote by Internet

  You can vote your shares via the internet on the voting web site, which is www.voteproxy.com.

    Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Daylight Time) on Thursday, May 19, 2011. Our internet voting procedures are designed to authenticate stockholders through individual control numbers. If you received a proxy card in the mail and choose to vote via the internet, you do not need to return your proxy card.

  •
  Vote by Telephone

  If you reside in the United States, Canada or Puerto Rico, you can also vote your shares by telephone by calling the toll-free number provided on the voting web site (www.voteproxy.com) and on the proxy card. Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Daylight Time) on Thursday, May 19, 2011. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders through individual control numbers. If you received a proxy card in the mail and choose to vote by telephone, you do not need to return your proxy card.

Voting at the Annual Meeting

        If you wish to vote at the Annual Meeting, written ballots will be available from the ushers at the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. Voting by proxy, whether by mail, using the internet or by telephone, will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

Revocation of Proxies

        You can revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) you can follow the instructions given for changing your vote using the internet or by telephone or deliver a valid written proxy with a later date; (2) you can notify the Secretary of the Company in writing that you have revoked your proxy (using the address in the Notice of Annual Meeting of Stockholders above); or (3) you can vote in person by written ballot at the Annual Meeting.

Quorum

        To carry on the business of the Annual Meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the Annual Meeting is a majority of the votes represented by the outstanding Common Stock of the Company. This majority may be present in person or by proxy. Abstentions and "broker non-votes" (which are explained below) are counted as present to determine whether there is a quorum for the Annual Meeting.

Broker Non-Votes

        A "broker non-vote" occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. "Broker non-votes" are not counted as votes for or against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal (but, are counted for purposes of determining whether a quorum exists).

        If your broker holds shares in your name and delivers this Proxy Statement to you, the broker is entitled to vote your shares on Proposal 2 even if the broker does not receive voting instructions from you. The broker is not entitled to vote your shares on Proposals 1, 3, 4 or 5 without your instructions.

Required Vote

        Proposal 1: Election of Three Class II Directors.    Each of the three nominees for Class II Director who receives at least a majority of the votes cast for such nominee will be elected. Votes cast include votes for or against each nominee and exclude abstentions and withheld authority. This means that if you abstain from voting or withhold authority to vote for a particular nominee, your vote will not count for or against the nominee. As more fully described in "Majority Voting in Director Elections" below, any nominee in this election who does not receive a majority of the votes cast must promptly offer to tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will then consider the resignation and make a recommendation to the Board. When voting your proxy, the Proxy Committee will vote for each of the nominees unless you instruct otherwise. As discussed above, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is not entitled to vote your shares on this proposal without your instructions.

        Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to ratify the selection of the independent registered public accounting firm. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise.

        Proposal 3: Approval of The Children's Place 2011 Equity Incentive Plan.    The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to approve The Children's Place 2011 Equity Incentive Plan. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise.

        Proposal 4: Advisory (Nonbinding) Vote on Executive Compensation ("Say on Pay").    The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required to approve the advisory (non-binding) vote on executive compensation. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise.

        Proposal 5: Advisory (Nonbinding) Vote on Frequency of "Say on Pay" Votes.    The plurality of the votes cast at the Annual Meeting, either in person or by proxy, will determine whether the advisory vote on a "Say on Pay" should be held every one, two or three years. This means that the frequency with the most votes will be approved as the "Say on Frequency" vote. If you abstain from voting on this proposal, it will have the same effect as if you did not vote on such frequency. When voting your proxy, the Proxy Committee will vote for the Board's recommendations to hold the "Say on Pay" vote every year, unless you instruct otherwise.

        Proposal 6: Other Matters As May Properly Come Before the Annual Meeting.    For any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal, is required for adoption of the proposed resolution. If you abstain from voting on a stockholder proposal, it will have the same effect as if you voted against it. When voting your proxy, the Proxy Committee will vote against these proposals unless you instruct otherwise. As discussed above, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is not entitled to vote your shares on either stockholder proposal without your instructions.

Confidential Voting

        All proxies, ballots and vote tabulations that identify stockholders are confidential. An independent tabulator will receive, inspect and tabulate your proxy whether you vote by mail, using the internet or by telephone. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except if doing so is necessary to meet legal requirements.

Majority Voting in Director Elections

        Under the Company's charter, in an uncontested election for directors (i.e., an election where there are the same number of nominees as seats on the Board up for election), directors must be elected by a majority of the votes cast at the Annual Meeting. A majority of votes cast is defined to mean that the number of shares voted "for" a director's election exceeds 50% of the total number of votes cast "for" or "against" the election of the nominee.

        If a nominee for director who is an incumbent director is not re-elected by a majority of the votes cast as set forth above, and no successor has been elected at the Annual Meeting, the Company's Corporate Governance Guidelines require the director to promptly offer to tender his or her resignation to the Board.

        The Nominating and Corporate Governance Committee will then make a recommendation to the Board as to whether to accept or reject the tendered resignation or to take other action. The Board will act on the tendered resignation, taking into account the Committee's recommendation, and will publicly disclose its decision and rationale within 90 days from the date of certification of the election results. The Committee, in making its recommendation, and the Board, in making its decision, may each consider any factors or other information that it considers appropriate or relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Committee or the decision of the Board with respect to the acceptance or rejection of his or her resignation.

        If a director's resignation is accepted by the Board, or if a nominee who is not an incumbent director is not elected, then the Board in its discretion may determine either to fill such vacancy or to reduce the size of the Board.

        In contested elections, where there are more nominees than seats on the Board up for election, directors are elected by a plurality vote. This means that the nominees who receive the most votes of all the votes cast for directors will be elected.

GOVERNANCE OF THE COMPANY

The Company's Corporate Governance Commitment

        The Company's Board strongly believes that good corporate governance accompanies and greatly aids our long-term business success. Reflecting its commitment to continuous improvement, the Board reviews its governance practices on an ongoing basis to ensure that they promote stockholder value.

Board Independence, Experience and Diversity

  •
  Strict Director Independence Standards. With the exception of Jane Elfers, the Company's President and Chief Executive Officer (the "CEO"), the directors who will continue following the Annual Meeting are all independent directors. All members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are independent directors. For more information regarding the independence standards and the Board's determinations of independence, see "Director Independence" below.

  •
  Executive Sessions/Presiding Director. The independent directors of the Board are scheduled to meet in executive session, without the CEO or other members of management present, at every regularly scheduled Board meeting. The Chairman of the Board leads these sessions. For more information regarding the role of the Chairman of the Board and the Board's leadership structure, see "Board Leadership Structure" below.

  •
  Audit Committee Independence and Financial Literacy. All members of the Audit Committee are independent directors. The Board has also determined that the Chair of the Audit Committee is an "audit committee financial expert," as that term is defined in the rules of the Securities and Exchange Commission (the "SEC"), and that all members of the Audit Committee meet the independence and financial sophistication requirements of the NASDAQ Stock Market.

  •
  Board Experience and Diversity. As its present directors exemplify, the Company values diverse backgrounds and experience, educational achievement, and strong ethical character.

Established Policies Guide Governance and Business Integrity

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  Charters for Board Committees. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee has a committee charter developed under the leadership of its committee chair. The committee charters describe the purpose, responsibilities, structure and operations of each committee. The Audit Committee charter reflects the authority and responsibilities of the committee under the corporate governance rules of the SEC and the NASDAQ Stock Market. The committee charters are available on the Company's web site at http://www.childrensplace.com under the "Corporate Governance" tab in the section entitled "Investor Relations."

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  Corporate Governance Guidelines. The Company's Corporate Governance Guidelines reflect the Board's views and Company policy regarding significant corporate governance issues. As part of its ongoing review of best practices in corporate governance, the Board periodically updates the guidelines. The Board believes the guidelines reflect best practices. The guidelines are available on the Company's web site at http://www.childrensplace.com under the "Corporate Governance" tab in the section entitled "Investor Relations."

  •
  Code of Business Conduct. The Company's Code of Business Conduct promotes the highest ethical standards in all of the Company's business dealings. The Code of Business Conduct applies to the Company's directors, officers (including its principal executive officer, principal financial officer and principal accounting officer) and employees. The Code of Business Conduct is available on the Company's web site at http://www.childrensplace.com under the "Corporate Governance" tab in the section entitled "Investor Relations."

Board Focused on Key Business Priorities

  •
  Role of Board. The Board plays a major role in overseeing the Company's business strategy. It reviews the Company's strategic and annual plans and receives detailed briefings throughout the year on critical aspects of their implementation. These include performance reviews, product reviews, presentations regarding development initiatives and reports from specific disciplines such as finance, design, merchandising, store operations, planning and allocation, supply chain, real estate and information technology.

Direct Access to Management

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  Management Participation at Board Meetings. Topics are presented to the Board by the members of management who are most knowledgeable about the issue at hand. An open and informal environment allows dialogue to develop between directors and management, which often produces new ideas and areas of focus.

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  Direct Access to Management. The Board's direct access to management continues outside the boardroom during discussions with corporate officers and other employees. Directors are invited to contact senior executives directly with questions and suggestions.

Ensuring Management Accountability

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  Performance-Based Compensation. The Company has linked the pay of its executives and managers at all levels to the Company's performance. As described in greater detail in the "Compensation Discussion and Analysis" below, the Compensation Committee adheres to this pay-for-performance philosophy, and performance-based incentives (cash and stock) comprise a significant component of management's overall compensation.

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  CEO Evaluation Process. The Board's evaluation of the CEO is an annual process. As part of the overall evaluation process, the Board meets informally with the CEO to give and seek feedback on a regular basis.

Board Practices Promote Effective Oversight

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  Board Size. Designed to maximize board effectiveness, the Corporate Governance Guidelines provide that the Board will periodically evaluate whether a larger or smaller board would be preferable based on the Company's circumstances.

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  Directorship Limits. To devote sufficient time to properly discharge their duties, the Corporate Governance Guidelines provide that, without Board approval, (i) directors should not serve on more than five other public company boards, (ii) directors who also serve as CEO's or in equivalent positions of other companies should not serve on more than one other public company board in addition to their employer's board and the Company's Board, and (iii) the Company's CEO should not serve on more than one other public company board in addition to the Company's Board.

Continuous Improvement through Evaluation

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  Board Self-Evaluation Process. Each year, the Board evaluates its performance against criteria that it has determined are important to its success. The Board then considers the results of the evaluation and identifies steps to enhance its performance.

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  Board Committee Evaluations. Self-evaluations of the Board's committees are also conducted annually. The results of these evaluations are reviewed with the Board, and further enhancements are agreed for each committee.

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  Individual Director Evaluations. Complementing the Board and committee self-evaluations, the Board has also developed an individual director evaluation process. Using director effectiveness criteria selected by the Board following a review of external best practices, directors evaluate their peers and the resulting feedback is shared with individual directors by an external facilitator. The process enables the directors to provide valuable feedback to one another and identifies areas of strength and areas of focus for enhanced effectiveness.

The Board of Directors

        The Board oversees the business, assets, affairs, performance and financial integrity of the Company. In accordance with the Company's long-standing practice, the Board is independent, consisting of a substantial majority of outside directors. During fiscal 2010, the Board had nine directors, with seven independent directors and one employee director, Jane Elfers, who is the President and Chief Executive Officer of the Company. Charles Crovitz, who has served as a director since 2004 and as the Company's Interim Chief Executive Officer from September 2007 until January 2010, is not standing for reelection and will retire from the Board effective as of the Annual Meeting. Joseph Gromek has been nominated to fill the position Mr. Crovitz will vacate at the Annual Meeting. Mr. Gromek has been recommended to the Company by a number of sources, including our Chairman and our Chief Executive Officer. If elected, Mr. Gromek will be the Company's eighth independent director.

        The Board met five times during fiscal 2010. The directors attended 100% of the meetings of the Board in fiscal 2010. During fiscal 2010, the independent directors met regularly in executive session without Ms. Elfers present.

        The Company's charter and bylaws provide for a "classified" Board comprised of three classes, designated Classes I, II and III, whose members serve staggered three-year terms, so that one-third of the Company's directors are elected each year. Class I directors were last elected at the Company's 2010 annual meeting of stockholders, Class II directors were last elected at the Company's 2008 annual meeting of stockholders and Class III directors were last elected at the Company's 2009 annual meeting of stockholders. Class II directors are to be elected at this year's Annual Meeting and will serve for a three-year term, extending until the third succeeding annual meeting of stockholders, and in each case until their successors are duly elected and qualified.

Board Nominees

        The Company's Corporate Governance Guidelines outline the characteristics expected of all directors, including independence, integrity, high personal and professional ethics, sound business judgment and the ability and willingness to commit sufficient time to the Board. The Nominating and Corporate Governance Committee annually reviews the individual skills and characteristics of the directors, as well as the composition of the Board as a whole. In evaluating the suitability of individual Board members, the Nominating and Corporate Governance Committee seeks directors with strong reputations and experience in areas relevant to the strategy and operations of our business and takes into account many factors, including a general understanding of retailing, apparel, marketing, finance and other disciplines relevant to the success of a publicly traded apparel retailer in today's business environment, educational and professional background, personal accomplishment, and gender, age and ethnic diversity, but does not base its nominating of a candidate solely on these factors. The Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company's business. Each nominee set forth below satisfies the above criteria. Each nominee holds a senior executive position in a large, complex organization and has gained experience in core management skills, such as strategic and financial planning, financial reporting, corporate governance, risk management and leadership development. This variety and depth of experience enables the nominees to understand the Company's business and to make significant contributions to the deliberations of the Board. Biographical information and the qualifications of each director nominee for election at this year's Annual Meeting are set forth below. Dr. Alutto has been a director since 2008, Mr. Iannone was elected to the Board effective June 30, 2010, and Mr. Gromek has been nominated to serve on the Board for the first time.

        The following table sets forth certain information with respect to the nominees of the Board for election as a Class II director at the Annual Meeting, including their memberships on the Board's standing committees.

Joseph Alutto, 69 Independent Class II Director since 2008	Dr. Alutto has served as a Director of our Company since 2008, and currently serves as the Chairman of our Nominating and Corporate Governance Committee. Since October 2007, Dr. Alutto has served as the Executive Vice President and Provost of The Ohio State University. Dr. Alutto served as the institution's interim President from July 2007 to September 2007. Prior to these positions, Dr. Alutto served as the Dean of the Max M. Fischer College of Business at The Ohio State University for 16 years.
Public Company Directorships: M/I Homes, Inc. (2005 - current), Nationwide Financial Services, Inc. (2002 - 2008) and United Retail Group, Inc. (1992 - 2007).
Jamie Iannone, 38 Independent Class II Director since 2010

In addition to serving as a Director of our Company, Mr. Iannone currently serves as President of the Digital Division of Barnes & Noble, responsible for NOOK™ e-Reading devices, software, accessories and retail integration. Mr. Iannone joined Barnes & Noble in 2009 from eBay, where he held roles of increasing responsibility and most recently was that company's Vice President of Global Search, the largest single investment area at eBay. Previously, he was the Vice President of Buyer Experience at eBay, responsible for all aspects of the customer experience. Mr. Iannone first joined eBay in 2001. Mr. Iannone received an MBA from the Stanford University Graduate School of Business.

Joseph Gromek, 63 Independent Class II Director Nominee

Mr. Gromek has served as President and Chief Executive Officer of The Warnaco Group, Inc. ("Warnaco") since April 2003, at which time he was also elected to the Board of Directors of that company. From 1996 to 2002, Mr. Gromek served as President and Chief Executive Officer of Brooks Brothers, Inc., a clothing retailer. From January 2002 until he joined Warnaco in April 2003, Mr. Gromek worked as an independent consultant. Over the last 25 years, Mr. Gromek has held senior management positions with Saks Fifth Avenue, Limited Brands, Inc. and Ann Taylor Stores Corporation. Mr. Gromek serves on the Board of Directors of Volunteers of America, Ronald McDonald House, Stanley M. Proctor Company and the American Apparel & Footwear Association; as a member of the Board of Governors of the Parsons School of Design, as a member of the Board of Trustees of the Trevor Day School and as a member of the Advisory Board of the Fashion Institute of Technology.

Public Company Directorships: The Warnaco Group, Inc. (2003 - current) and Wolverine World Wide, Inc. (2008 - current).

Continuing Directors

        The following table sets forth certain information with respect to the Class I and Class III directors, whose term of office continues beyond the Annual Meeting. Each of our continuing directors possesses strong experience and educational and professional background in areas relevant to the strategy and operations of our business. Each has complementary skills in areas such as strategic and financial planning, financial reporting, corporate governance and leadership development which enables our continuing directors to make significant contributions to our Board.

Jane Elfers, 50 Class I Director since 2010	Ms. Elfers has served as the President and Chief Executive Officer and as a Director of our Company since January 2010. Ms. Elfers formerly served as President and Chief Executive Officer of Lord & Taylor Department Stores from May 2000 to September 2008. Lord & Taylor was part of The May Department Stores Company during the period May 2000 through August 2005 and a part of Federated Department Stores, Inc. during the period September 2005 until October 2006 when it was acquired by an affiliate of NRDC Equity Partnership.
Malcolm Elvey, 69 Independent Class III Director since 2002

Mr. Elvey currently serves as a member of our Audit Committee and our Nominating and Corporate Governance Committee. In addition to being a member of our Board, Mr. Elvey is Managing Partner of Collaborative Capital, a venture capital fund focused on early-stage technology companies, which he founded in 1999. From January 2004 to March 2006, Mr. Elvey served as the Chief Executive Officer of LimoRes.net, a ground transportation company he helped found in New York. Mr. Elvey has also founded other companies, most notably, Esquire Communications, Ltd., a court reporting and legal services company, and Metro Cash & Carry, a publicly-traded South African warehouse club. Prior to founding Esquire Communications, Mr. Elvey served for two years as a member of the board of directors and as head of several divisions of ADT Ltd., a nationally recognized electronic security services provider. During his career, Mr. Elvey has served on the board of directors of public companies in the United States, Italy, the United Kingdom and South Africa, most notably, Pritchard Services and The Hawley Group, both United Kingdom-based companies. Mr. Elvey also coaches and runs workshops for public, private and not-for-profit organizations. He has been a member of the Young President's Organization/World President's Organization (YPO/WPO) since 1973 and has been an adjudicator of business plans at the Columbia Business School since 1999. Mr. Elvey has an MBA from the University of Cape Town, South Africa and is a chartered accountant.

Public Company Directorships: Migo Software Inc. (2006 - 2008), ADT Ltd. (1985 - 1987).
Robert Fisch, 61 Independent Class I Director since 2004

Mr. Fisch currently serves as a member of our Compensation Committee. Mr. Fisch has over 30 years of experience in the retail industry. Since 2001, Mr. Fisch has served as the President, Chief Executive Officer and Chairman of the Board of rue21, inc., a specialty apparel retailer with over 650 stores across the United States that went public in November 2009. From 1987 to 2000, Mr. Fisch served as President of Casual Corner Group, Inc., a retailer of women's apparel. Mr. Fisch started his career at Abraham & Straus in New York.

Public Company Directorships: rue21, inc. (2009 - present).

Sally Frame Kasaks, 66 Independent Class III Director since 2000

Ms. Kasaks serves as the chair of our Compensation Committee and as a member of our Audit Committee. From August 2005 to October 2009 Ms. Kasaks served as our lead director and from January 2007 to October 2009 as our acting Chair. In October 2006 Ms. Kasaks was appointed as Interim CEO of Pacific Sunwear of California, Inc., assuming the role of Chair and Chief Executive Officer from May 2007 to June 2009. From 1997 to October 2006 Ms. Kasaks served as a retail and marketing business consultant to a number of retailers through ISTA Incorporated. From 1983 to 1985 and again from 1992 to 1996, Ms. Kasaks served as the Chief Executive Officer of Ann Taylor Stores, Inc. Ms. Kasaks has also served as Chief Executive Officer of both Abercrombie & Fitch and Talbots, Inc. In addition, Ms. Kasaks has served as a member of the Board of Directors of Crane & Co., Inc. from 2002 to 2007 and as an Advisor to the Board of the Army Air Force Exchange Service (AAFES). Ms. Kasaks is currently a member of the Board of Directors of St. John Knits, a privately held company.

Public Company Directorships: Pacific Sunwear of California, Inc. (1997 - 2010), Coach,  Inc. (2001 - 2005), Tuesday Morning Corp. (1999 - 2005), White House, Inc. (1999 - 2003) and Cortefiel S.A. (1997 - 2005).

Louis Lipschitz, 66 Independent Class I Director since 2008

Mr. Lipschitz currently serves as Chairman of our Audit Committee and as a member of our Nominating and Corporate Governance Committee. Mr. Lipschitz served as the Executive Vice President and Chief Financial Officer of Toys "R" Us, Inc. from 1996 until his retirement in 2004.

Public Company Directorships: Majesco Entertainment (2004 - current), New York & Company (2005 - current), Forward Industries (2005 - current) and Finlay Enterprises, Inc. (2006 - 2009).
Norman Matthews, 78 Independent Class III Director since 2009

Mr. Matthews currently serves as our Chairman of the Board and as a member of the Compensation Committee. Mr. Matthews served as President of Federated Department Stores until his retirement in 1988. He joined Federated Department Stores in 1978 as Chairman–Gold Circle Stores Division. He was promoted to Executive Vice President of Federated Department Stores in 1982, to Vice Chairman in 1984 and to President in 1987. Prior to joining Federated Department Stores, Mr. Matthews served as Senior Vice President, General Merchandise Manager for E.J. Korvette, and as Senior Vice President, Marketing and Corporate Development for Broyhill Furniture Industries. In 2005, Mr. Matthews was named as one of eight outstanding directors by the Outstanding Directors Exchange. Mr. Matthews received an MBA from the Harvard University Graduate Business School.

Public Company Directorships: The Progressive Corporation (1981 - current), Henry Schein,  Inc. (2002 - current), Spectrum Brands (2009 -current), Federated Department Stores (1984 - 1988), Finlay Enterprises (1993 - 2009), Toys "R" Us, Inc. (1995 - 2005) and Sunoco, Inc. (1999 - 2005).

        Charles Crovitz, who has served as a Director since 2004 and as the Company's Interim Chief Executive Officer from September 2007 until January 2010, is not standing for reelection and will retire from the Board effective as of the Annual Meeting.

 Director Independence

        All of the continuing members of our Board (other than Ms. Elfers) are non-management Directors who meet the criteria for director independence of the listing standards of The NASDAQ Stock Market. All of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent directors.

        The Company's Corporate Governance Guidelines provide that the Board intends that, except during periods of temporary vacancies, a substantial majority of our directors will be independent. The Board has determined that an independent director is one who the Board affirmatively determines has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and is considered independent under the listing standards of The NASDAQ Stock Market and under the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC"), as they may from time to time be amended. The Board will also consider all other relevant factors and circumstances bearing on independence.

        Each year each Director completes and submits to the Company a questionnaire which, among other purposes, is used by the Nominating and Corporate Governance Committee to help evaluate whether the Director has any material relationship with us (whether directly or as a partner, stockholder, or officer of an organization that has a relationship with us), including any material relationship with our affiliates and management, pertinent to determining the Director's independence. With the assistance of the Nominating and Corporate Governance Committee, our Board made an affirmative determination that of our current Directors, Messrs. Elvey, Fisch, Iannone, Lipschitz and Matthews, Dr. Alutto and Ms. Kasaks are independent within the meaning of the listing standards of The NASDAQ Stock market, and with respect to the members of the Audit Committee, the provisions of SEC Rule 10A-3. The Board also made an affirmative determination that Mr. Gromek, if elected to the Board at the Annual Meeting, will be independent within the meaning of such listing standards.

Board Leadership Structure

        The Board selects the Company's CEO and Chairman of the Board in the manner that it determines to be in the best interests of the Company's stockholders. The Board has determined that having an independent director serve as Chairman is in the best interest of the Company's stockholders at this time. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on the management of the Company's day-to-day operations.

        The Board does not have a policy as to whether the Chairman of the Board should be an independent director, an affiliated director, or a member of management. The Company's Corporate Governance Guidelines provide that when the Chairman is an affiliated director or a member of Company management, the independent directors shall and otherwise may, from time to time, select an independent director to act as the Lead Independent Director of the Board, with responsibility for coordinating the activities of the other independent directors and for performing the duties specified in these guidelines, including but not limited to (i) presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, (ii) serving as liaison between the Chairman and the independent directors, (iii) approving information sent to the Board, (iv) approving meeting agendas for the Board, and (v) approving meeting schedules to assure that there is sufficient time for discussion, and such other duties as are assigned from time to time by the Board.

Board Role in Risk Oversight

        The Company faces a variety of risks, including strategic, operational, financial and compliance risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee, (3) implement appropriate and responsive risk management strategies consistent with the Company's risk profile, and (4) integrate risk management into Company decision-making.

        Management performs an annual risk assessment to identify and prioritize the major risks to the Company and to develop mitigation strategies or ensure that mitigation strategies are in place to address identified risks, and periodically reports to the Board on its status. The Board reaches conclusions regarding the adequacy of the Company's risk management processes based upon the briefings provided by management and advisors as well as upon periodic reports the Board receives from the Audit Committee regarding the Audit Committee's assessment of financial statement reporting risk and from the Compensation Committee regarding the Compensation Committee's assessment of the risk, if any, arising from the Company's compensation policies and practices. In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company's corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company's executive officers, to assess and analyze the most likely areas of future risk for the Company.

Consideration of Board Nominees

        The Nominating and Corporate Governance Committee acts on behalf of the Board to recruit, consider the qualifications of and recommend to the Board nominees for election as directors by the stockholders and candidates to be elected by the Board to fill vacancies on the Board. Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders and will have a policy that there will be no differences in the manner in which it evaluates nominees recommended by stockholders and nominees recommended by the Nominating and Corporate Governance Committee or Company management. Stockholders wishing to suggest director candidates should submit their suggestions in writing to the attention of the Secretary of the Company, providing the candidate's name and qualifications for service as a Board member, a document signed by the candidate indicating the candidate's willingness to serve, if elected, and evidence of the stockholder's ownership of Company stock. A stockholder wishing to formally nominate a candidate must do so by following the procedures described in our Bylaws which are available on our website at
http://www.childrensplace.com.

Communications to the Board of Directors

        Stockholders and other interested parties may communicate directly with the Company's independent directors by sending an e-mail to childrensplaceboard@childrensplace.com or by writing to Board of Directors, c/o Secretary, The Children's Place Retail Stores, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094. Stockholders and other interested parties may also communicate with committee chairs by writing to them at the above mailing address, in care of the Secretary. The sender should specify in each communication the applicable addressee or addressees to be contacted. We will initially receive and process communications before forwarding them to the addressee. Our Secretary generally will not forward to the directors a stockholder communication that relates to an improper or irrelevant topic, that requests information about the Company that is generally available (which will instead be forwarded to our Investor Relations Department) or that is unrelated to the stockholder's ownership of our stock.

        Concerns about accounting, internal controls over financial reporting or auditing matters or possible violations of the Company's Code of Business Conduct should be reported pursuant to the procedures outlined in our Code of Business Conduct, which is available on our website, http://www.childrensplace.com, under the "Corporate Governance" tab in the section entitled "Investor Relations."

 Director Attendance at Annual Meetings

        It is the Company's policy that all members of the Board should attend the Company's annual meeting of stockholders, unless extraordinary circumstances prevent a director's attendance. All Directors of the Company attended the 2010 annual meeting of stockholders.

Committees of the Board of Directors

        The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The members and a summary of the responsibilities of these committees are set forth below. The committee charters are available on our website, http://www.childrensplace.com under the "Corporate Governance" tab in the section entitled "Investor Relations."

Committee Membership (* indicates Chair)

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Louis Lipschitz*	Sally Frame Kasaks*	Joseph Alutto*
Malcolm Elvey	Robert Fisch	Malcolm Elvey
Sally Frame Kasaks	Norman Matthews	Louis Lipschitz

Audit Committee

        The Audit Committee, which is a separately designated standing audit committee established in accordance with Section 3(a)(58) of the Securities and Exchange Act of 1934, as amended, or the Exchange Act, monitors the preparation and integrity of our financial statements, our other financial reports and our overall disclosure practices; the soundness of our system of internal financial controls and our compliance with good accounting practices; and the appointment, qualifications, independence and performance of our independent registered public accounting firm. Additionally, the Audit Committee has oversight responsibility for the performance of our internal audit function and compliance with related legal and regulatory requirements. The Board has determined that all members of the Audit Committee are "independent," as required by the Exchange Act and the listing standards of The NASDAQ Stock Market and meet the "financial sophistication" requirement within the meaning of The NASDAQ Stock Market rules, and has also determined that Mr. Lipschitz qualifies as an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K.

        The Audit Committee met nine times during fiscal 2010, including to review and participate in discussions regarding each quarterly earnings press release prior to its announcement. The Audit Committee also met separately on six occasions in executive session with the Company's independent registered public accounting firm, head of Internal Audit and other members of management.

Compensation Committee

        The Compensation Committee has been charged with the responsibilities of our Board relating to compensation of our executive officers. The Compensation Committee establishes our management compensation policies and reviews and recommends to the Board the terms of the Company's incentive compensation plans and programs. The Compensation Committee oversees the implementation of these plans and programs, including the granting of all equity awards, to ensure alignment with the Company's strategy and performance and determines all aspects of the compensation of our executive officers. All members of the Compensation Committee are independent directors. For more information on the role played by the Compensation Committee in setting the compensation of our executives and the role of executive officers in determining or recommending the amount or form of executive compensation, see "Executive Compensation – Compensation Discussion and Analysis" below. In addition, the

Compensation Committee makes recommendations to the Board regarding the compensation of Directors. The Compensation Committee met six times during fiscal 2010.

        The Compensation Committee periodically retains the services of outside compensation consultants to provide it with objective, third party recommendations and advice on the appropriateness of the Company's compensation of the CEO and other executive officers. In February 2010, the Compensation Committee retained Hay Group to advise it with respect to such matters and such other matters as the Compensation Committee may direct. Hay Group does not provide any other services to the Company. Hay Group works directly with the Compensation Committee and its Chair and meets with the Committee in executive session.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2010, the following directors were members of the Compensation Committee: Ms. Kasaks and Messrs. Fisch and Matthews. None of the members of the Compensation Committee has been an officer of the Company and none were employees of the Company during fiscal 2010, and none had any relationship with the Company or any of its subsidiaries during fiscal 2010 that would be required to be disclosed as a transaction with a related person. None of the executive officers of the Company has served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board or the Compensation Committee.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee recommends nominees for the Board and develops and implements formal Board self-evaluation procedures. It also makes recommendations to the Board regarding Board and committee structure and corporate governance. In the event of an uncontested election, the Nominating and Corporate Governance Committee also must assess the appropriateness of accepting the resignation of a nominee of the Board for election as a director who is in office as a director and does not receive a majority of the votes cast by the stockholders in respect of his or her election. The Nominating and Corporate Committee met three times during fiscal 2010. All members of the Nominating and Corporate Governance Committee are independent directors.

Audit Committee Report

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board. The committee has authority to appoint, discharge and replace our independent registered public accounting firm, and is directly responsible for the oversight of the scope of its audit work and the determination of its compensation.

        As stated in the Audit Committee's charter, a copy of which is available on the Company's website at http://www.childrensplace.com under the "Corporate Governance" tab in the section entitled "Investor Relations," the committee's responsibility is one of oversight. It is the responsibility of our management to establish and maintain a system of internal control over financial reporting and to prepare financial statements of the Company and its subsidiaries in accordance with generally accepted accounting principles and to prepare other financial reports and disclosures. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and to issue a report thereon. The Audit Committee does not provide any expert or other special assurance as to our financial statements or any expert or professional certification as to the work of our independent registered public accounting firm.

        In fulfilling its oversight responsibilities, the Audit Committee has, among other things, reviewed and discussed with management our audited consolidated financial statements for fiscal 2010, met and held discussions with management and with our independent registered public accounting firm and the head of our internal audit function (both with and without management present) regarding the fair and complete presentation of our financial results and discussed the significant accounting policies applied in our financial statements as well as alternative treatments. The Audit Committee also reviewed and discussed with management, the head of our internal audit function and our independent registered public accounting firm the reports required by Section 404 of the Sarbanes Oxley Act of 2002; namely, management's annual assessment of our internal control over financial reporting and our independent registered public accounting firm's attestation report thereon. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as adopted, amended, modified or supplemented, by the Public Company Accounting Oversight Board, or PCAOB. In addition, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm such firm's independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to our Board that our audited consolidated financial statements for fiscal 2010 be included in our Annual Report on Form 10-K for such fiscal year for filing with the Securities and Exchange Commission.

        The foregoing Audit Committee report has been submitted by the members of the Audit Committee: Louis Lipschitz (Chairman), Malcolm Elvey and Sally Frame Kasaks.

 EXECUTIVE OFFICERS

        Set forth below are the names, ages and titles of our executive officers as of April 4, 2011:

NAME	AGE	POSITION(1)

Jane Elfers	50	Chief Executive Officer and President, Director
Natalie Levy	46	Executive Vice President, Merchandising & Design
Melissa Boughton	56	Senior Vice President, Store Development
Bradley Cost	57	Senior Vice President, General Counsel
Michael Giannelli	44	Senior Vice President, Design
James Bruce Marshall	55	Senior Vice President and Managing Director, International
Lawrence McClure	62	Senior Vice President, Human Resources
Kevin Mead	46	Senior Vice President, Stores
Mark Polinski	46	Senior Vice President, Outlets
Mark Rose	45	Senior Vice President, Chief Supply Chain Officer
Barrie Scardina	47	Senior Vice President, Planning & Allocation
Sunil Verma	46	Senior Vice President, Chief Information Officer
Bernard McCracken	49	Vice President, Controller
John Taylor	44	Vice President, Finance

(1) Susan Riley served as our Executive Vice President, Finance and Administration from January 2007 to February 2011. Ms. Riley resigned from her positions with the Company and its subsidiaries effective February 10, 2011, and her employment with the Company terminated on March 4, 2011.

        The biography of Ms. Elfers is set forth above under the heading "Governance of the Company – Continuing Directors."

        Natalie Levy joined the Company in April 2010. Ms. Levy began her career with R.H. Macy and Company and also held a series of merchandising positions with Mervyn's and Caldor. She joined Lord & Taylor in 1999 where she spent seven years and last held the position of Senior Vice President/GMM for Proprietary Brands with responsibility for all apparel, shoes, handbags, accessories and gifts. Ms. Levy is a graduate of Simmons College with a degree in Retail Management.

        Melissa Boughton joined the Company in October 2007 as the Vice President of Real Estate and in January 2008, she was named Senior Vice President of Store Development. Prior to joining us, Ms. Boughton served as Senior Vice President of Real Estate of Regis Corporation. She has been in the shopping center industry for over 20 years. Prior to joining the Regis, she served as Vice President of Real Estate at Best Buy, Inc.

        Bradley Cost joined the Company in December 2010. Prior to joining us, Mr. Cost had been a partner with Bachelder Law LLP since September 2006, where he specialized in corporate governance, securities and senior executive compensation matters. Prior to that, Mr. Cost was a partner in private practice in New York City for over 20 years representing numerous public and private companies in securities, mergers & acquisitions and corporate matters. He earned his undergraduate degree from Georgetown University and law and graduate business degrees from Northwestern University.

        Michael Giannelli joined the Company in March 2011. Mr. Giannelli has 20 years of design experience. He spent 18 years with Gap Inc. culminating in his appointment as Vice President, Gap Body. For 12 years of his tenure with that company, Mr. Giannelli designed children's apparel and non apparel for Gap Kids and Baby Gap. Most recently, Mr. Giannelli held the position of Senior Vice President, Design for Ann Taylor Loft.

        James Bruce Marshall joined the Company in March 2011. Mr. Marshall has more than 25 years of experience managing franchising, licensing and joint ventures for global brands. Most recently, he was Senior Vice President and Managing Director, International Development and Operations, for Claire's Stores Inc., where he was responsible for their joint venture and franchise operations across 23 countries. Previously, he spent six years with Warner Bros. culminating in his appointment as Senior Vice President and Managing Director, Asia Pacific. Mr. Marshall began his retail career with Marks and Spencer, where he spent 16 years in a variety of managerial positions, including across Central and Eastern Europe.

        Lawrence McClure joined the Company in March 2010. Prior to joining us, Mr. McClure served as Senior Vice President of Human Resources at Liz Claiborne, Inc. where he helped establish a global human resources presence within a diverse set of brands. Prior to that, he held senior human resources leadership roles with The Dexter Corporation, Aetna, and United Technologies.

        Kevin Mead joined the Company in May 2005. Mr. Mead is a 20-year retail veteran, having worked most recently as the Senior Vice President of Retail Stores for Polo Retail Corporate, a division of Polo Ralph Lauren Corporation. Prior to Polo, Mr. Mead spent three years with Limited Brands, in the roles of Chief Stores Officer, Vice President of Aura Science and Vice President, Store Operations of Victoria's Secret Beauty. Prior to Limited Brands, Mr. Mead served in senior regional manager roles at Old Navy. He began his career in the Macy's East division of Federated Department Stores, where he spent 12 years in increasing levels of responsibility spanning merchandise buying and store management functions.

        Mark Polinski joined the Company in December 2010. Most recently, Mr. Polinski consulted for The Children's Place, assisting in the development of the new strategy for our outlet business. A graduate of Penn State University, Mr. Polinski possesses deep experience in both full-price and outlet stores, having previously worked for Polo Ralph Lauren, J. Crew, Tommy Hilfiger and Donna Karan.

        Mark Rose has served as Senior Vice President, Chief Supply Chain Officer for the Company since 2005. Prior to his promotion to Chief Supply Chain Officer, Mr. Rose was our Vice President, Merchandise Procurement. Mr. Rose joined the Company in 1990 and became Senior Product Buyer that year. Prior to joining the Children's Place, Mr. Rose held various positions at Macy's.

        Barrie Scardina joined the Company in May 2010. Most recently, she was Vice President of Retail Operations for Partnered Brands at Liz Claiborne, Inc. Her responsibilities at Liz Claiborne included planning and allocation, retail marketing and store operations. Prior to joining Liz Claiborne, Ms. Scardina was Vice President of Planning, Distribution and Business Development for Factory Outlets at Polo Ralph Lauren. Ms. Scardina is a graduate of Montclair State College with a degree in Business Administration.

        Sunil Verma joined the Company in May 2010. Prior to that, he was Vice President, Information and Communication Technology for Macy's Inc., where he was responsible for all aspects of information technology for Macy's Homestore, a $5 billion, 800 store division. Prior to joining Macy's, Mr. Verma led a boutique consulting firm specializing in web-based business intelligence and retail operating systems for clients that included Polo Ralph Lauren, Alliance Bernstein, and The Venator Group. He is a graduate of Bombay University with a B.A. in political science and economics and has a Ph.D. in economics from New York University.

        Bernard McCracken has held various finance and accounting positions with the Company since 2004 and has been the Company's Controller since 2009, Vice President, Controller since 2010 and Interim Principal Accounting Officer since February 2011. Prior to 2004, Mr. McCracken was the Vice President of Finance for Meldisco, a division of Footstar, Inc., and a Manager in Deloitte & Touche's consulting group.

        John Taylor has held various finance positions with the Company since 2005 and has been our Vice President, Finance since 2007 and our Interim Principal Financial Officer since February 2011. From 1997 to 2005, Mr. Taylor held various finance positions with Dell Inc. Mr. Taylor earned an MBA from the University of Washington.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

        The Company believes that our people are the most important driver of our business success and, accordingly, views compensation as an important tool to motivate people at all levels of the organization. The fundamental objective of our executive compensation programs is to attract, retain and motivate the top executive management talent who are expected to advance both the short-term and long-term interests of our stockholders. We use the following principles in developing and implementing executive compensation programs to achieve this fundamental objective:

  •
  Align pay and performance—Provide the majority of executives' compensation opportunity through short and long-term incentive compensation based on the achievement of our business strategy and long-term growth initiatives;
  •
  Drive strong business results—Support the Company's business goals of fostering profitable growth and increasing stockholder value;
  •
  Focus on long-term stockholder return—Align the interests of executives and stockholders through the use of equity compensation;
  •
  Support teamwork—Promote alignment and collaboration across corporate functions by rewarding team performance and ensuring that the Company's executives share in the success they create; and
  •
  Attract strong talent—Attract, retain and motivate high-performing executives.

        The Company's executive compensation programs are reviewed regularly by Company management and the Compensation Committee of the Board to ensure that the programs achieve these goals. Most recently, in fiscal 2010, the Compensation Committee retained Hay Group, a nationally recognized compensation consulting firm, as its independent compensation consultant to advise it with respect to management compensation matters. As a first step in supporting the Compensation Committee, Hay Group conducted an audit of the Company's executive compensation programs. As a result of this audit, Hay Group has been actively involved in advising the Compensation Committee on the design of the Company's proposed 2011 Equity Incentive Plan, updating the Company's peer group, the setting of target compensation levels and performance goals, and ensuring that there is a strong positive relationship between earned compensation and performance, as measured by operating results and increase in stockholder value.

        This Compensation Discussion and Analysis (the "CD&A") discusses the compensation paid to the executive officers listed in the "Summary Compensation Table" below (the "Named Officers"). The compensation programs described, however, apply more broadly to other executive officers and management personnel at the Company, with appropriate modifications to reflect different levels and job responsibilities. We believe that this approach helps align our associates as one team sharply focused on our key strategic initiatives.

Executive Summary of Performance

        Although fiscal 2010 was a time of continuing economic uncertainty and it was the first full year that our new CEO, Jane Elfers, had the opportunity to begin to institute our key growth initiatives, our revenues grew approximately 2% versus fiscal 2009 driven by new store growth and continued growth in our e-commerce business. Further:

  •
  Operating income grew approximately 5% versus fiscal 2009 (constituting approximately 94% of our operating income target), and we delivered gross and operating margins at close to fiscal 2009 levels.
  •
  Cash flow from operations was approximately $175 million for fiscal 2010, which helped enable us to repurchase approximately $90 million of shares of our Common Stock in fiscal 2010 while maintaining what we believe to be appropriate liquidity to continue to execute our short and long-term business objectives.

        For a more extensive discussion of our financial results, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our Annual Report on Form 10K which was included with this Proxy Statement. Our Annual Report on Form 10-K is also available online at http://www.childrensplace.com under the "Investor Relations" section.

        In fiscal 2010, we also made significant progress on the following key growth initiatives:

  •
  Improving our merchandise;
  •
  Accelerating new store growth;
  •
  Improving inventory management;
  •
  Sharpening our marketing message; and
  •
  Driving e-commerce growth.

Executive Summary of Compensation

        Fiscal 2010 saw the following developments in the area of executive compensation:

  •
  We hired a number of senior executives in such key areas as merchandising and design, outlets, e-commerce, planning and allocation, information technology, human resources and legal.
  •
  Annual incentives (cash bonuses) paid-out at 70% of target based on our operating income performance.
  •
  Long-term incentive awards for senior executives were comprised of a mix of performance-based deferred stock and time-vested deferred stock. The performance-based awards granted in fiscal 2010 were earned at 70% of target given the Company achieving 94% of its targeted goal for operating income and will be paid-out over a period of three years after the date of grant.
  •
  Increases in annual base salaries for, and provision of perquisites and benefits to, senior executives were modest.

        During fiscal 2010, the Compensation Committee engaged in a number of activities to ensure that our executive compensation programs reflected best practices and remained aligned with the interests of our stockholders, including:

  •
  The design of the proposed 2011 Equity Incentive Plan, which is described and discussed more fully later on in this Proxy Statement;
  •
  A review and updating of the Company's Comparison Group, which is described more fully below in this CD&A; and
  •
  A review of the Company's change in control severance agreements, resulting in, among other changes, the elimination of a "modified gross-up" of the "golden parachute" excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code"), all as discussed more fully later on in this Proxy Statement.

        The remainder of this CD&A discusses the following key compensation topics:

  •
  Compensation Comparison Group;
  •
  Compensation Components;
  •
  Role of the Compensation Committee, the Chief Executive Officer and Other Executives;
  •
  Base Salary;
  •
  Performance Targets;
  •
  Annual Incentives – Cash Bonuses;
  •
  Long-Term Incentives;
  •
  Time-Vested Deferred Stock Awards;
  •
  Performance-Based Deferred Stock Awards;

  •
  Change in Control Arrangements;
  •
  Policies Concerning Equity Grants, Recovery of Incentive Compensation and Hedging;
  •
  Benefits and Perquisites;
  •
  Tax and Accounting Considerations; and
  •
  Chief Executive Officer Compensation.

Compensation Comparison Group

        The Company uses comparative compensation data from a group of other leading retail companies, referred to in this CD&A as the "Comparison Group," as a point of reference in designing its compensation programs and in setting compensation levels. We do not use this data as a single determinative factor but rather as an external check to verify that our compensation programs are reasonable and competitive in light of compensation levels at similarly situated companies.

        In fiscal 2010, the Compensation Committee, with the assistance of Hay Group, reviewed the Comparison Group to determine if any changes were warranted. Based on that review, five companies were removed from the Comparison Group (Bon-Ton, Destination Maternity Corporation, Phillips Van Heusen, Polo Ralph Lauren and The Men's Wearhouse) and six companies were added (Carter's, Collective Brands, DSW, J. Crew, New York & Company and Urban Outfitters). In developing the revised Comparison Group, the Compensation Committee focused on specialty fashion retailers with revenues generally between one and two times that of our revenues. Our revenues approximate the median of the Comparison Group. For fiscal 2010, the Comparison Group consisted of the following 16 companies:

Comparison Group

Abercrombie & Fitch	Dress Barn (now, Ascena)
Aeropostale	DSW
American Eagle	Gymboree
Ann Taylor	J. Crew
Carter's	New York & Company
Charming Shoppes	Pacific Sunwear of California
Chico's	Talbots
Collective Brands	Urban Outfitters

        Benchmark compensation data was collected from the Comparison Group for the Company's three primary compensation components discussed below (base salary, annual incentive pay and long-term incentive pay), both individually and in the aggregate, as well as for other elements of reward such as benefits and perquisites. The Compensation Committee also reviewed our performance relative to the Comparison Group on a number of financial metrics.

Compensation Components

        The Company's executive compensation programs generally consist of the following three primary components:

  •
  Base salary;
  •
  Performance-based annual incentives in the form of cash bonuses; and
  •
  Long-term incentives in the form of both performance-based deferred stock and time-vested deferred stock.

        In allocating compensation among these three components, we seek to provide reasonable and competitive levels of fixed compensation (salary), while emphasizing performance-based annual and long-term incentive compensation which is tied to our overall performance and time-vested incentive compensation which encourages management retention and a longer-term focus.

        The mix between annual incentives (cash bonus) and long-term incentives (deferred stock) is determined based on competitive practices (see discussion in the Compensation Comparison Group section above) and our desire to focus on and reward annual and long-term performance.

Role of the Compensation Committee, the Chief Executive Officer and Other Executives

        Each member of the Compensation Committee is independent, in accordance with applicable rules of The NASDAQ Stock Market. For more information about the Compensation Committee's composition, responsibilities and practices, see "Committees of the Board of Directors" above.

        The Compensation Committee reviews and approves target compensation levels, applicable performance metrics and other terms of the Company's executive compensation programs, determines the total amounts to be awarded each year under these programs, and evaluates and approves the salary, target annual bonus level, actual annual bonus payments, equity incentive awards and other benefits provided to our executive officers. Accordingly, the Compensation Committee approved the compensation for each of the Company's Named Officers for fiscal 2010.

        Generally, the Compensation Committee works with the Company's Chief Executive Officer and Senior Vice President, Human Resources in establishing our executive compensation policies and programs and in making specific executive compensation decisions. Compensation decisions regarding executive officers, other than the Chief Executive Officer, are made after the Compensation Committee reviews performance evaluations and recommendations with respect to salary adjustments, annual bonus awards and incentive awards prepared by the Chief Executive Officer. The Compensation Committee then exercises its discretion in deciding whether or not to modify any such recommended adjustments or awards. The Chief Executive Officer's compensation package is set independently by the Compensation Committee, without the involvement of the Chief Executive Officer or other members of management. Once set by the Compensation Committee, this compensation package is submitted to the full Board for approval. See also "Policies Concerning Equity Grants, Recovery of Incentive Compensation and Hedging" below.

Base Salary

        Base salaries are designed to provide a reasonable, competitive level of fixed compensation. Salaries above the Comparison Group median for base salaries are paid to key contributors to our success. Setting salaries in the median range or above mitigates the incentive that might otherwise exist for an executive to support short-term focused or higher-risk business strategies if fixed compensation were set below market rates. Accordingly, salaries for the Named Officers in fiscal 2010 ranged between the median and 75th percentile of salaries for similar jobs in the Comparison Group based on the most recent data available to the Company.

        Decisions regarding where in the range a particular executive's salary should be and whether he or she should be granted a salary increase during the year are based on the following factors:

  •
  Individual and Company performance;
  •
  Industry and professional experience;
  •
  Job responsibilities;
  •
  The Company's annual salary budget guidelines; and
  •
  Data from the Comparison Group.

Performance Targets

        For fiscal 2010, the Compensation Committee set specific operating income goals for purposes of the annual incentive opportunity (cash bonus) and long-term incentive awards (performance-based deferred stock) for executives, including the Named Officers, and other members of management. Set forth below are the operating income targets applicable to incentive awards, both annual and long-term, in fiscal 2010:

Measure of Performance	Needed to receive 50% of target award	Needed to receive 100% of target award	Needed to receive 200% of target award
Operating Income (millions)	$131.0	$145.6	$167.4

Annual Incentives—Cash Bonuses

        Cash bonuses are designed to reward performance over a one-year period against a pre-established financial performance measure set by the Compensation Committee and against individual objectives set by our CEO, both at the beginning of the fiscal year. Achievement of the financial performance measure is determined by the Compensation Committee based on audited financial results available early in the following year in accordance with a set formula based on the achievement of actual operating income against an operating income target.

        Our executives, including the Named Officers, are each assigned a bonus award opportunity, which is expressed as a percentage of base salary. For fiscal 2010, the target bonus award opportunity for each of the Named Officers was: Ms. Elfers 100% of her base salary (as provided in her employment agreement); Ms. Levy 51.8% of her base salary (a blended rate based on the time spent during fiscal 2010 at two different bonus opportunity levels based upon her positions during the fiscal year); Ms. Riley 51.8% of her base salary (based on her contractual right to be afforded a bonus opportunity at the most favorable percentage level as any other senior executive, other than the CEO); Mr. McClure 40% of his base salary; and Mr. Rose 40% of his base salary. The formula-driven award payouts range from zero, if performance falls below 50% of target, to a maximum of 200% of target.

        We pay annual cash bonuses to our executives, including the Named Officers, and other members of management based upon the achievement of an annual operating income performance target set by the Compensation Committee in the beginning of the fiscal year. The operating income measure was selected to create a strong focus on our overall profit goal and the underlying drivers of revenues and cost control. If the annual operating income performance target is met, then the executive will receive 100% of his or her target bonus award opportunity.

        As a result of achieving approximately 94% of our operating income target, executives participating in the annual incentive program (including the Named Officers, other than Ms. Elfers) received a payout of 70% of target bonus (for example, if an executive's target bonus was 50% of base salary, as a result of our actual performance in fiscal 2010, the executive received a cash bonus equal to 35% of base salary (i.e., 70% of 50%)). As provided in Ms. Elfers' employment agreement entered into in connection with her hiring in December 2009, she received a guaranteed cash bonus at target of $1 million for fiscal 2010.

Long-Term Incentives

        The Company's long-term incentive compensation is designed to focus our executives, including the Named Officers, and other members of management on long-term performance, and to reward their contribution to the long-term growth of the Company and to the increase in stockholder value. We use two types of long-term incentives, each paid in the form of equity: time-vested deferred stock and performance-based deferred stock (which includes a deferred pay-out component such that, if earned, these performance shares are paid out on later dates). Currently, we grant these equity awards under our 2005 Equity Plan. At January 29, 2011 (the end of our fiscal year) there were 787,477 shares available for grant under our 2005 Equity Plan. If the 2011 Equity Incentive Plan is approved by our stockholders at the Annual Meeting, no further grants will be made under our 2005 Equity Incentive Plan.

        Consistent with our long-standing practice to reward our associates for the long-term value they create and to create common interests between management and stockholders, long-term equity grants are a significant component of total compensation for our executives, including the Named Officers. In general, following a review of the practices of the Comparison Group, long-term incentives are targeted at the median of the Comparison Group, with above-target awards and payouts available based on superior Company performance.

Time-Vested Deferred Stock Awards

        In fiscal 2010, time-vested deferred stock awards were made to executive officers, including the Named Officers, and other members of management, under the Company's stockholder-approved 2005 Equity Plan. In general, the awards are subject to annual vesting in three equal installments beginning on the first anniversary of the date of the award. The three-year vesting period underscores the long-term focus of this award program and is designed to retain and motivate the Named Officers and other Company executives.

        During fiscal 2010, time-vested deferred stock awards were made to each of Ms. Levy and Mr. McClure in connection with their initial employment by the Company and, in the case of Ms. Levy, in connection with her promotion. See the "Grants of Plan-Based Awards" Table below for the number of time-vested deferred stock awards granted to these Named Officers in fiscal 2010.

        Ms. Elfers received a grant of a time-vested deferred stock in fiscal 2009 in connection with her initial employment by the Company and Ms. Riley and Mr. Rose received a grant of time-vested deferred stock in fiscal 2007 as part of the three-year long-term incentive plan described below. See the "Option Exercises and Stock Vested" below for the number of time-vested deferred shares that vested to Ms. Elfers, Ms. Riley and Mr. Rose during fiscal 2010 and arising out of these prior fiscal year grants. Neither Ms. Elfers, Ms. Riley nor Mr. Rose were granted additional time-vested deferred stock during fiscal 2010.

Performance-Based Deferred Stock Awards

        In fiscal 2010, performance-based deferred stock awards were made to executive officers, including the Named Officers, under the Company's stockholder-approved 2005 Equity Plan. Performance-based deferred stock is used to motivate decision-making designed to achieve key business objectives. Performance-based deferred stock ensures that payouts are tied directly to a pre-established performance measure (operating income) which is critical to the achievement of stockholder value. The operating income measure was selected to create a strong focus on our overall profit goal and the underlying drivers of revenues and cost control. Given that the payouts under the performance-based deferred stock awards are dependent on the achievement of an operational goal that is directly influenced by the performance of management, these awards are intended to ensure that volatility in stock price does not create an incentive for an executive to support short-term focused or higher-risk business strategies at the expense of stable, long-term growth.

        For fiscal 2010, Ms. Elfers, Ms. Levy and Mr. McClure were granted performance-based deferred stock awards having a one-year performance cycle. Pursuant to her award, Ms. Elfers could have earned and received 62,170 shares in early 2011 if actual operating income for fiscal 2010 met the pre-established operating income target, with an opportunity to earn up to an additional 62,170 shares to the extent that actual operating income exceeded that target by up to 115%. As a result of the Company's actual performance for fiscal 2010, in accordance with the terms of the respective awards, Ms. Elfers did not receive performance-based shares, and Ms. Levy and Mr. McClure earned 3,500 and 2,625 shares, respectively, pursuant to their performance-based deferred stock awards, representing 70% of the targeted number of shares. These shares are payable in equal installments over a three year period commencing in 2011, provided that Ms. Levy and Mr. McClure are employed at the time of each installment payout.

        During the fourth quarter of fiscal 2007, pursuant to the Company's 2008 Long-Term Incentive Program, or "2008 LTIP", the Compensation Committee awarded Ms. Riley, Mr. Rose and other participating executives both time-vested deferred stock and performance-based deferred stock. The time-vested deferred stock award vested on each of the first, second and third anniversaries of the award date. The performance-based deferred stock award had one-year performance cycles for each of fiscal 2008, fiscal 2009 and fiscal 2010 and a cumulative three-year award cycle measured over the three fiscal year period. For the performance awards, actual performance was measured against pre-established operating income performance goals that were set by the Compensation Committee at the beginning of the three-year cycle ($60.0 million for fiscal 2008, $114.0 million for fiscal 2009 and $131.1 million for fiscal for 2010, respectively). In addition, 2008 LTIP participants were given an opportunity to earn additional shares of deferred stock if a cumulative three year operating income threshold ($305.1 million) was met. Based on actual operating income for fiscal 2008, fiscal 2009 and fiscal 2010, 2008 LTIP participants, including Ms. Riley and Mr. Rose, received 100% of each of their one-year performance cycle awards as a result of our achievement of the targeted operating income for each of those three fiscal years, and further received 100% of the additional performance shares attributable to fiscal 2008, 80% of the additional performance shares attributable to fiscal 2009 and 20% of the additional performance share awards attributable to fiscal 2010 as a result of the achievement of the cumulative three year operating income threshold. The 2008 LTIP required participants to remain employed at the time of payout in order to receive an award. The three-year performance period underscored the long-term focus of this award program. See the "Option Exercises and Stock Vested" table below for the number of performance shares that vested to Ms. Riley and Mr. Rose under the 2008 LTIP in fiscal 2010. Neither Ms. Riley nor Mr. Rose were granted any additional performance-vested deferred stock during fiscal 2008, 2009 or 2010.

Change in Control Arrangements.

        For a discussion of our change in control arrangements, see "Employment Agreements" and "Change in Control Agreements" below.

Policies Concerning Equity Grants, Recovery of Incentive Compensation and Hedging.

        Equity Grant Policy.    We make equity awards pursuant to our Policy Regarding Awards of Equity-Based Incentives to Executive Officers and Other Employees (the "Equity Grant Policy"), which was adopted by our Board of Directors in 2007. The Equity Grant Policy applies to all awards of equity-based compensation to employees and sets forth procedures with respect to the granting, reporting, documenting and timing of awards. The policy is intended to help ensure that all equity awards are made in accordance with applicable laws, are properly accounted for and disclosed, and are otherwise handled in accordance with the Board's intentions and good business practices. Subject to oversight by the Board, the Compensation Committee is charged with supervising the application by management of the Equity Award Policy.

        Under the Equity Grant Policy, shares of the Company are to be valued or priced for purposes of all awards at not less than the fair market value of the shares on the date the award is granted, determined by the average of the high and low selling price on the date of grant (as required by the 2005 Equity Plan) or, if the shares are not traded on such date, on the last previous date on which shares were traded. All awards must be approved by the Compensation Committee, which must approve the recipient, the number of shares involved in the award (or a formula for determining the number of shares) and all other material terms before the award is given effect, except that, as contemplated by the Equity Grant Policy, the Compensation Committee has delegated the granting of equity-based awards to associates other than executive officers or a member of the Board to a committee of three senior executive officers who, during fiscal 2010, consisted of our CEO, Executive Vice President, Finance and Administration and Senior Vice President, Human Resources. Starting in fiscal 2011, our Senior Vice President, General Counsel will take the place of the Executive Vice President, Finance and Administration.

        The Equity Grant Policy also establishes guidelines as to the timing for granting awards. Awards to executive officers and other members of management designated by the Compensation Committee are normally to be made on an annual basis and are to be approved at the meeting of the Compensation Committee most closely preceding or following the first regularly scheduled Board meeting following the filing of the Company's Annual Report on Form 10-K with the SEC, except where made in connection with the hiring or promotion of an executive. Awards to other associates are also normally made on an annual basis at or about the same time as awards to executives.

        The Equity Grant Policy also establishes requirements governing the reporting and documentation of awards, including requirements for the prompt reporting of all granting actions to members of our Legal and Accounting Departments who are specifically designated as responsible for supervising the administration of awards. In addition, awards, once approved by the Compensation Committee or its delegate, may not be modified (other than to reflect correction of a clerical error) unless such modification is approved in the same manner as required for the granting of a new award.

        Recovery of Incentive Compensation.    The Company has not established a policy with respect to the recovery or other adjustment of compensation to be provided to executives or other associates in the event of a restatement of its financial statements. However, under certain circumstances, we may, in the future, have the right to recover compensation after it is paid to current or former executive officers as discussed below.

        Under Section 304 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), if the Company is required to prepare an accounting restatement due to a material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, our Chief Executive Officer and Chief Financial Officer must reimburse us for any bonus or other incentive based or equity-based compensation received by them during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the document embodying that restatement, and any profits realized by them from the sale of the Company's securities during that 12-month period. In the event of any future restatement, we will rely on an evaluation by the Board, after receiving advice of counsel, as to whether the circumstances giving rise to any restatement of the Company's financial statements warrant our seeking to recover any compensation from executives or other associates.

        Under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), the SEC is to direct national securities exchanges to prohibit the listing of any security of an issuer if that issuer fails to develop and implement a policy providing that, in the event that the issuer is required to prepare an accounting restatement due to the material noncompliance of the issuer with any financial reporting requirement under the securities laws, the issuer will recover from any current or former executive officer of the issuer who received incentive-based compensation during the three-year period preceding the date on which the issuer is required to prepare an accounting restatement, any amount in excess of what would have been paid to the executive officer under the accounting restatement. SEC rule making, and the related issuance of listing rules by national securities exchanges, is required before Section 954 of Dodd-Frank will become operable.

        See the discussion of the clawback/forfeiture provision contained in the proposed 2011 Equity Incentive Plan below for information concerning the recovery of compensation provision contained in that Plan.

        Hedging Policy.    Section 955 of Dodd-Frank directs the SEC to adopt rules concerning proxy statement disclosure of whether employees and directors of public companies are permitted to purchase financial instruments to hedge or offset any decrease in market value of shares granted by the public company as compensation or otherwise held by such person. SEC rule making is required before Section 955 of Dodd-Frank will become operable.

        Historically, the Company has had a policy regarding hedging and the Board recently adopted the following amended policy regarding hedging and related matters (which policy will be reviewed following future SEC rule making in connection with Section 955 of Dodd-Frank):

  "No director, officer or associate may trade in derivatives of The Children's Place stock (other than by exercising an option granted by the Company to the holder to purchase stock). That is, puts, calls, and other financial derivatives may not be purchased or sold. No financial transactions may be entered into which could "lock in" the price of The Children's Place stock, such as a hedging transaction. In addition, "short sales" of The Children's Place stock (a sale of securities which are not then owned), including a "sale against the box" (a sale with delayed delivery) are prohibited. Directors, officers and associates are also prohibited from holding The Children's Place securities in a margin account that permits the sale of The Children's Place securities should the value of the account decline."

Benefits and Perquisites

        In addition to the three primary components of compensation discussed above, the Company provides its executives, including the Named Officers, and other members of management, certain employee benefits, including matching contributions to our 401(k) plan, health insurance coverage, long-term disability coverage, life insurance coverage, an opportunity to participate in our deferred compensation plan and certain perquisites. These perquisites are modest and, for fiscal 2010, represented less than 3% of the total compensation for each Named Officer (other than Ms. Elfers) reflected in the "Summary Compensation Table" below. In the case of Ms. Elfers, these perquisites consist primarily of the use of a Company car and driver, financial planning and tax preparation services (not to exceed $20,000 annually), payment or reimbursement for the premium cost (not to exceed $10,000 annually) of supplemental life insurance, and payment or reimbursement for the premium cost (not to exceed $25,000 annually) of supplemental long-term disability insurance. For more information on perquisites provided to the Named Officers in fiscal 2010, see the "Summary Compensation Table" below. Any personal income taxes due as a result of these perquisites are the responsibility of the Named Officers – we do not provide tax gross-ups to our executives, including the Named Officers (other than in connection with certain relocation expenses).

        The compensation and benefits payable to the Named Officers in the event of severance or a change in control are described below. The Company's severance programs are designed to provide our employees with fair and adequate replacement income based upon market practice. In general, the Named Officers participate in the same severance programs that are available to other employees. In addition, the Compensation Committee has approved the Company entering into change in control severance agreements with each of our executive officers (other than our CEO, who receives certain change in control severance benefits as set forth in her employment agreement) and certain other key employees. These agreements are intended to achieve our objective of attracting and retaining strong talent by offering competitive compensation and protections and motivating executives to concentrate on building stockholder value. The potential payments and benefits under these various programs did not influence the decisions discussed in this CD&A regarding the setting of salary, annual bonus and long-term incentives for the Named Officers since these programs serve very different purposes.

Tax and Accounting Considerations

        Section 162(m) of the Code limits the tax deductibility of certain compensation paid to Named Officers. This provision disallows the deductibility of certain compensation to our Named Officers in excess of $1 million per year unless it is considered performance-based compensation under the Code. We generally endeavor to pay compensation to the Named Officers that is tax deductible to the Company under Section 162(m) of the Code; however, we may forgo any or all of the tax deduction if we believe it to be in our best long-term interests and that of our stockholders. The Company believes that all performance-based long-term incentives and annual incentives granted to Named Officers qualify as performance-based compensation under Section 162(m) of the Code, but that service-based long-term incentives and guaranteed bonuses granted to them do not.

        Other provisions of the Code can also affect compensation decisions. Section 409A of the Code, which governs the form and timing of payment of deferred compensation, imposes sanctions, including a 20% penalty and an interest penalty, on the recipient of deferred compensation that does not comply with Section 409A. The Compensation Committee takes into account the potential implications of Section 409A in determining the form and timing of compensation awarded to executives and strives to structure any nonqualified deferred compensation plans or arrangements to be exempt from or to comply with the requirements of Section 409A.

        Section 280G of the Code disallows a company's tax deduction for payments received by certain individuals in connection with a change in control to the extent that the payments exceed an amount approximately three times their average annual compensation, and Section 4999 of the Code imposes a 20% excise tax on those payments. The Compensation Committee takes into account the potential implications of Section 280G in determining potential payments to be made to executives in connection with a change in control. Nevertheless, to the extent that certain payments upon a change in control are classified as excess parachute payments, such payments may not be deductible pursuant to Section 280G.

        A recent example of actions taken in connection with tax matters was the elimination in fiscal 2010 of the Section 280G "golden parachute" tax gross-up payable under the Company's change in control severance agreements and providing instead that the Named Officers and other executives party to these agreements will receive the greater of (i) the largest portion of the payments and benefits that are not subject to a parachute excise tax under Section 4999 of the Code or (ii) the largest portion of the payments and benefits, up to and including the total, if the net-after-excise tax amount retained by the executive would exceed the amount in clause (i) above.

Chief Executive Officer Compensation

        2009 Employment Agreement.    In December 2009, we entered into an employment agreement (the "2009 employment agreement") with our CEO, Jane Elfers, for a three year term expiring on February 2, 2013, automatically renewable for successive one-year terms unless either party gives the other 90 days written notice prior to the expiration of a term. In connection with the 2009 employment agreement, the Compensation Committee worked with F.W. Cook & Co., our independent compensation consultant at the time, to analyze the compensation arrangements for Ms. Elfers, including as compared to similarly situated executives in our comparison group of companies at the time. The 2009 employment agreement was approved by the Board following its receipt of a recommendation for approval from the Compensation Committee. During fiscal 2010, the compensation we paid to Ms. Elfers was provided for in the 2009 employment agreement as summarized below.

        Salary.    Ms. Elfers was paid an annual salary of $1 million in fiscal 2010 as set forth in her 2009 employment agreement. Consistent with the decision of the Compensation Committee noted above to emphasize performance-based annual cash bonus and long-term equity incentives over current cash compensation, Ms. Elfers' salary constituted approximately 14% of her total targeted compensation for fiscal 2010.

        Annual Bonus.    For fiscal 2010, as part of her hiring arrangements, Ms. Elfers' annual bonus award opportunity was guaranteed at 100% of her base salary, with up to an additional 100% of her base salary payable in the event that a maximum operating income target was met. Our actual operating income for fiscal 2010 was not sufficient to require the payment of any additional bonus to Ms. Elfers. Like our other Named Officers, following fiscal 2010, our CEO's annual bonus is formula-driven and is payable based upon the achievement of performance targets to be established by the Compensation Committee.

        Long-Term Incentives.    The Compensation Committee determined to set the long-term equity incentive portion of Ms. Elfers' compensation at a level designed to ensure a strong link between pay and long-term performance. The awards discussed below were granted in connection with Ms. Elfers' 2009 employment agreement.

        Time-Vested Deferred Stock Award. On January 4, 2010, Ms. Elfers received 93,255 shares of time-vested deferred stock at a grant date fair value of $32.90 per share. The award vests in equal installments over three years beginning with the first anniversary of the award date.

        Performance-Based Deferred Stock Award. Pursuant to her 2009 employment agreement, for the fiscal 2010 performance cycle, Ms. Elfers' target performance share award opportunity was 62,170 shares, with an opportunity to receive up to an additional 62,170 shares to the extent that operating income was in excess of a target determined by the Compensation Committee. Our CEO's performance-based deferred stock award is formula-driven and, like certain other Named Officers, was payable based upon the achievement of operating income for the fiscal 2010 measurement period. No performance shares were earned by Ms. Elfers in fiscal 2010.

        Benefits and Perquisites.    See the discussion above under the heading "Benefits and Perquisites."

        2011 Employment Agreement.    Following fiscal 2010 year-end, we entered into an amended and restated employment agreement (the "2011 employment agreement") with Ms. Elfers for an extended term expiring on April 15, 2015, with automatic one-year renewals unless either party gives the other 90 days written notice prior to the expiration of a term. In connection with the 2011 employment agreement, the Compensation Committee worked with Hay Group, our independent compensation consultant, to analyze the compensation arrangements for Ms. Elfers, including as compared to CEOs in our Comparison Group.

        The 2011 employment agreement was approved by the Board following its receipt of a recommendation for approval from the Compensation Committee. In making its recommendation of approval to the Board, the Compensation Committee took into account the significant progress the Company has made during Ms. Elfers' tenure with us on our key growth initiatives, as well as the depth of experience and talent of the senior management team that Ms. Elfers has assembled since joining the Company in January 2010. The Compensation Committee (and the Board) determined that it was important and in the best interests of our customers, employees and stockholders to provide both for continuity in strong and effective leadership and for appropriate performance-based and other incentives to motivate and retain that leadership.

        Set forth below under the heading "Employment Agreements" is a discussion of certain of the terms contained in the 2011 employment agreement. These terms include an extension of the term of Ms. Elfers' employment with us to address the Compensation Committee's (and the Board's) continuity objective. The terms also include the grant and agreement to grant to Ms. Elfers of time-vested stock awards (to address the retention objective) and performance-based stock awards (to address the motivation objective). In keeping with the Compensation Committee's pay-for-performance philosophy, the performance-based annual cash and long-term equity incentives, at target, comprise approximately 64% of Ms. Elfers' annual compensation under the 2011 employment agreement and the performance-based stock awards, at target, comprise two-thirds (2/3) of Ms. Elfers' stock awards under the 2011 employment agreement. The payment of base salary and annual cash bonus under the 2011 employment agreement is at the median of that paid to CEOs in our Comparator Group.

Conclusion

        In summary, we believe that strong executive performance is vital to strong Company performance. Thus, our approach to executive compensation is guided by the principle that executives should have the potential for increased compensation when performance objectives are met and exceeded, provided that there is appropriate downward adjustment if performance objectives are not met.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, recommended to our Board that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for fiscal 2010 and this Proxy Statement.

        The foregoing Compensation Committee report has been submitted by the members of the Compensation Committee: Sally Frame Kasaks (Chair), Robert Fisch and Norman Matthews.

 Summary Compensation Table

        The following table shows the compensation of the Company's Chief Executive Officer and President, and the four other most highly compensated executive officers (the "Named Officers") for fiscal 2010 and, to the extent any of these officers was a "Named Officer" in the prior years, for fiscal 2009 and fiscal 2008.

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation	Total

Jane Elfers	2010	$1,000,000	$1,000,000	-	-	$162,962(5)	$2,162,962
President and Chief	2009	$57,692	-	$5,112,705	-	$12,591(6)	$5,182,988
Executive Officer(4)	2008	$-	-	-	-	-	-
Natalie Levy	2010	$388,462	$35,000	$726,525	$217,560	$553(8)	$1,297,143
Executive Vice President,	2009	$-	-	-	-	-	-
Merchandising and Design(7)	2008	$-	-	-	-	-	-
Susan Riley	2010	$551,485	$1,643,578(10)	-	$201,461	$7,549(11)	$2,404,073
Executive Vice President,	2009	$534,200	$214,000(10)	-	$247,067	$6,124(12)	$1,001,391
Finance & Administration and	2008	$529,196	$188,949(13)	$549,681	$534,200	$4,109(14)	$2,227,760
Chief Financial Officer(9)
Mark Rose	2010	$452,565	-	-	$127,316	$14,204(15)	$594,085
Senior Vice President,	2009	$443,600	-	-	$164,132	$14,124(16)	$621,856
Chief Supply Chain Officer	2008	$439,574	$156,918(17)	$304,328	$354,880	$13,988(18)	$1,503,125
Lawrence McClure	2010	$353,846	$30,000	$340,350	$112,000	$2,262(20)	$787,406
Senior Vice President,	2009	-	-	-	-	-	-
Human Resources(19)	2008	-	-	-	-	-	-

Notes to the Summary Compensation Table

        (1)   Includes amounts deferred under our 401(k) savings plan.

        (2)   The amounts shown relate to restricted stock awards, as well as deferred stock awards and performance stock awards. The stock award grant date fair value is determined in accordance with "Compensation – Stock Compensation" topic of the Financial Accounting Standards Board's Accounting Standards Codification based on the number of shares probable of vesting multiplied by the average of the high and low selling price of our Common Stock on the grant date. At the maximum possible vesting values, the performance stock awards set forth in this column, computed on the basis of the average of the high and low selling price of our Common Stock on the grant date, would have been $7,157,788 for Ms. Elfers, $963,050 for Ms. Levy, $1,099,363 for Ms. Riley, $608,656 for Mr. Rose and $510,525 for Mr. McClure. For more information, see Note 3 – Stock-Based Compensation in the accompanying Notes to Consolidated Financial Statements filed in our Annual Report on Form 10-K for our 2010 fiscal year.

        (3)   The amounts shown are bonuses earned in accordance with the annual bonus plan approved by the Compensation Committee at the beginning of each respective fiscal year. Amounts shown are for services performed during the fiscal year and paid during the subsequent fiscal year.

        (4)   Ms. Elfers commenced serving as our Chief Executive Officer and President on January 4, 2010.

        (5)   The amount shown includes $93,776 for a driver, $12,380 for driver reimbursements, $29,928 for a leased vehicle, $22,094 for legal fees, $3,500 for tax preparation services and $1,284 for insurance premiums paid by the Company with respect to life insurance for the benefit of Ms. Elfers.

        (6)   The amount shown includes $5,192 for a driver and $7,399 for insurance premiums paid by the Company with respect to life insurance for the benefit of Ms. Elfers.

        (7)   Ms. Levy commenced serving as our Senior Vice President, Merchandising on June 1, 2010. Ms. Levy was subsequently promoted to Executive Vice President, Merchandising and Design on November 8, 2010.

        (8)   The amount shown is for insurance premiums paid by the Company with respect to life insurance for the benefit of Ms. Levy.

        (9)   Ms. Riley resigned from her positions with the Company and its subsidiaries effective February 10, 2011, and her employment with the Company terminated on March 4, 2011.

        (10) On January 20, 2010, the Compensation Committee approved a $2 million special retention bonus in recognition of Ms. Riley's past contributions to the Company and in order to secure her future services to the Company. $1 million was paid to Ms. Riley on March 31, 2010 and $1 million was to be paid to Ms. Riley on March 31, 2011 (provided she was employed on that date). As a result of Ms. Riley's termination of employment on March 4, 2011, as provided in her existing agreements with the Company, this second $1 million will be paid by the Company to Ms. Riley over a period of approximately a year. The amount shown represents the pro-rated portion applicable to service in the fiscal year indicated.

        (11) The amount shown includes $6,166 for matching contributions under the Company's 401(k) plan and $1,382 for insurance premiums paid by the Company with respect to life insurance for the benefit of Ms. Riley.

        (12) The amount shown includes $5,611 for matching contributions under the Company's 401(k) plan and $513 for insurance premiums paid by the Company with respect to life insurance for the benefit of Ms. Riley.

        (13) On December 5, 2007, the Compensation Committee approved a $262,500 retention award to be paid to Ms. Riley on June 30, 2008. The amount shown represents the pro-rated portion applicable to Ms. Riley's service in fiscal 2008.

        (14) The amount shown includes $3,596 for matching contributions under the Company's 401(k) plan and $513 for insurance premiums paid by the Company with respect to life insurance for the benefit of Ms. Riley.

        (15) The amount shown includes $7,333 for a car allowance, $6,146 for matching contributions under the Company's 401(k) plan and $724 for insurance premiums paid by the Company with respect to life insurance for the benefit of Mr. Rose.

        (16) The amount shown includes $8,000 for a car allowance, $5,698 for matching contributions under the Company's 401(k) plan and $426 for insurance premiums paid by the Company with respect to life insurance for the benefit of Mr. Rose.

        (17) On December 5, 2007, the Compensation Committee approved a $218,000 retention bonus to be paid to Mr. Rose on June 30, 2008. The amount shown represents the pro-rated portion of this award applicable to Mr. Rose's service in fiscal 2008.

        (18) The amount shown includes $8,000 for a car allowance, $5,572 for matching contributions under the Company's 401(k) plan and $426 for insurance premiums paid by the Company with respect to life insurance for the benefit of Mr. Rose.

        (19) Mr. McClure commenced serving as our Senior Vice President, Human Resources on March 8, 2010.

        (20) The amount shown includes $2,262 for insurance premiums paid by the Company with respect to life insurance for the benefit of Mr. McClure.

Grants of Plan-Based Awards

        The following table shows information about the non-equity incentive awards, equity incentive awards and other stock awards that are reflected in the Summary Compensation Table for fiscal 2010 and that were granted to the Named Officers during fiscal 2010.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)
										GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS (2)($)
NAME	GRANT DATE		THRESHOLD ($) (1)	TARGET ($) (1)	MAXIMUM ($) (1)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Jane Elfers			$1,000,000	$1,000,000	$2,000,000
President and Chief
Executive Officer
Natalie Levy	6/1/10	(3)				2,500	5,000	10,000	-	$236,525
Executive Vice	6/1/10	(4)				-	-	-	5,000	$236,525
President,	11/29/10	(5)				-	-	-	5,000	$253,475
Merchandising and			$155,400	$310,800	$621,600
Design
Susan Riley			$138,900	$277,800	$555,600
Executive Vice President,
Finance and Administration and Chief Financial Officer
Mark Rose			$90,940	$181,880	$363,760
Senior Vice President,
Chief Supply Chain Officer
Lawrence McClure	4/5/10	(6)				1,875	3,750	7,500	-	$170,175
Senior Vice President,	4/5/10	(7)				-	-	-	3,750	$170,175
Human Resources			$80,000	$160,000	$320,000

Notes to the Grants of Plan-Based Awards Table

        (1)   Amounts reflect bonuses available to be earned in accordance with our annual bonus plan approved by the Compensation Committee at the beginning of fiscal 2010. For fiscal 2010, bonuses were earned at a level below the target amount other than in the case of Ms. Elfers.

        (2)   Reflects the aggregate grant date fair value of the awards, computed in accordance with "Compensation – Stock Compensation" topic of the Financial Accounting Standards Board's Accounting Standards Codification based on the fair value of our common stock on the date of grant. The estimated fair value of the performance-based awards is based upon the probable outcome of the performance conditions on the grant date and the fair market value of our common stock on that date.

        (3)   Awarded pursuant to the terms of a performance stock award granted under the Company's 2005 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Ms. Levy based upon the achievement of the performance target for the fiscal year ended January 29, 2011. Of the performance shares awarded, one-third vests on each of the first, second and third anniversaries of the award date, provided Ms. Levy is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

        (4)   Awarded pursuant to the terms of a deferred stock award granted under the Company's 2005 Equity Plan. Of the deferred shares awarded, one-third vests on each of the first, second and third anniversaries of the award date provided Ms. Levy is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

        (5)   Awarded pursuant to the terms of a deferred stock award granted under the Company's 2005 Equity Plan. Of the deferred shares awarded, one-third vests on each of the first, second and third anniversaries of the award date provided Ms. Levy is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

        (6)   Awarded pursuant to the terms of a performance stock award granted under the Company's 2005 Equity Plan. The amounts shown reflect the number of shares of Common Stock able to be earned by Mr. McClure based upon the achievement of the performance target for the fiscal year ended January 29, 2011. Of the performance shares awarded, one-third vests on each of the first, second and third anniversaries of the award date, provided Mr. McClure is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

        (7)   Awarded pursuant to the terms of a deferred stock award granted under the Company's 2005 Equity Plan. Of the deferred shares awarded, one-third vests on each of the first, second and third anniversaries of the award date provided Mr. McClure is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

Outstanding Equity Awards at Fiscal Year-End

        The following table contains information about equity awards held by the Named Officers as of January 29, 2011 (the end of our 2010 fiscal year).

	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Jane Elfers President and Chief Executive Officer						62,170	(3)	$2,627,926	-		-
Natalie Levy						5,000	(4)	$211,350
Executive Vice President						5,000	(5)	$211,350	-		-
Merchandising and Design									5,000	(6)	$211,350
Susan Riley Executive Vice President, Finance and Administration and Administration and Chief Financial Officer						-		-	26,219	(7)	$1,108,277
Mark Rose	15,000			$25.63	12/5/2013	-		-
Senior Vice President,	20,000			$31.91	11/3/2014
Chief Supply	55,000			$44.95	4/28/2015
Chain Officer									14,516		$613,591
Lawrence McClure Senior Vice President, Human Resources						3,750	(8)	$158,513	3,750	(9)	$158,512

Notes to the Outstanding Equity Awards at Fiscal Year-End Table

        (1)   The table above reflects increases in option exercise prices and limits on option exercise periods agreed to by our Named Officers in connection with the Company's prior option granting practices.

        (2)   Calculated based on $42.27 per share, which was the closing market price per share of the Company's Common Stock as reported on the NASDAQ Stock Market on January 28, 2011.

        (3)   Represents the unvested portion of a deferred stock award of 93,255 shares of Common Stock granted to Ms. Elfers on January 4, 2010. Of the shares awarded, one-third vested on the first anniversary of the award date, and one-third vests on each of the second and third anniversary of the award date provided Ms. Elfers is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

        (4)   Represents the unvested portion of a deferred stock award of 5,000 shares of Common Stock granted to Ms. Levy on June 1, 2010. Of the deferred shares awarded, one-third vests on each of the first, second and third anniversaries of the award date provided Ms. Levy is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

        (5)   Represents the unvested portion of a deferred stock award of 5,000 shares of Common Stock granted to Ms. Levy on November 29, 2010. Of the deferred shares awarded, one-third vests on each of the first, second and third anniversaries of the award date provided Ms. Levy is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

        (6)   The amount shown reflects the target number of shares of Common Stock to be issued to Ms. Levy pursuant to a performance stock award granted to her on June 1, 2010 based upon the achievement of a performance threshold for the fiscal year ended January 29, 2011. Of the performance shares awarded, one-third vests on each of the first, second and third anniversaries of the award date provided Ms. Levy is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan. In March 2011, the Compensation Committee certified the achievement of certain performance thresholds for Fiscal 2010 and it was determined that Ms. Levy would be issued 3,500 shares of Common Stock subject to vesting as set forth above. The market value of such award was $173,005, the closing market price per share of the Company's Common Stock as reported on the NASDAQ Stock Market on the date the award was determined.

        (7)   Represents performance share awards under our 2008 LTIP awarded on December 10, 2007. The amounts shown reflect the target number of shares of Common Stock to be issued based upon the achievement of certain performance thresholds for each of the three fiscal years ending January 31, 2009, January 30, 2010 and January 29, 2011 and a cumulative performance threshold. Of the performance shares awarded, all will vest following certification of the performance thresholds by the Compensation Committee. In March 2011, the Compensation Committee certified the achievement of certain performance thresholds for Fiscal 2010 and it was determined that Ms. Riley would be issued 43,699 shares of Common Stock and Mr. Rose would be issued 24,194 shares of Common Stock. The market value of such awards was $1,951,379 and $1,195,910 respectively, based on the closing market price per share of the Company's Common Stock as reported on the NASDAQ Stock Market on the date the applicable award was determined.

        (8)   Represents the unvested portion of a deferred stock award of 3,750 shares of Common Stock granted to Mr. McClure on April 5, 2010. Of the deferred shares awarded, one-third vests on each of the first, second and third anniversaries of the award date provided Mr. McClure is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

        (9)   The amount shown reflects the target number of shares of Common Stock to be issued to Mr. McClure pursuant to a performance stock award granted to him on April 5, 2010 based upon the achievement of a performance threshold for the fiscal year ended January 29, 2011. Of the performance shares awarded, one-third vests on each of the first, second and third anniversaries of the award date provided Mr. McClure is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan. In March 2011, the Compensation Committee certified the achievement of certain performance thresholds for Fiscal 2010 and it was determined that Mr. McClure would be issued 2,625 shares of Common Stock subject to vesting as set forth above. The market value of such award was $129,754, based on the closing market price per share of the Company's Common Stock as reported on the NASDAQ Stock Market on the date the award was determined.

 Option Exercises and Stock Vested

        The following table contains information about the number of shares acquired and value realized during fiscal 2010 upon the exercise or vesting of equity awards previously granted to each of the Named Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
Jane Elfers President and Chief Executive Officer	—	—	31,085	(3)	$1,510,265
Natalie Levy Executive Vice President, Merchandising and Design	—	—	—		—
Susan Riley	—	—	8,740	(4)	$458,238
Executive Vice President,	—	—	3,750	(5)	$196,613
Finance and Administration,
and Chief Financial Officer
Mark Rose	6,189	$167,117	4,839	(6)	$253,709
Senior Vice President,
Chief Supply Chain Officer
Lawrence McClure	—	—	—		—
Senior Vice President,
Human Resources

Notes to the Option Exercises and Stock Vested Table

        (1)   Represents the dollar amount realized based on the difference between the fair market value of the Company's Common Stock underlying the stock option at the time of exercise and the exercise price of the stock option.

        (2)   Represents the aggregate dollar amount realized based upon the fair market value of the Company's common stock on the vesting date of each award.

        (3)   Represents the first vesting of 93,255 shares of Common Stock granted to Ms. Elfers pursuant to a deferred stock award on January 4, 2010, one-third of which are deliverable to Ms. Elfers on each of the first, second and third anniversaries of the date of grant provided that Ms. Elfers is employed by the Company on the respective vesting dates, subject to the terms and conditions of the 2005 Equity Plan.

        (4)   Represents the final portion of 26,220 shares of deferred stock granted to Ms. Riley on December 10, 2007, one third of which vested on each of the first, second and third anniversaries of the date of grant.

        (5)   Represents the final portion of 15,000 shares of restricted stock granted to Ms. Riley on December 10, 2007, one half of which vested on the first anniversary of the date of grant and one quarter of which vested on each of the second and third anniversaries of the date of grant.

        (6)   Represents the final portion of 14,517 shares of Common Stock granted to Mr. Rose pursuant to a deferred stock award on December 10, 2007, one-third of which vested on each of the first, second and third anniversaries of the date of grant.

 Deferred Compensation Plan

        Eligible employees, including our Named Officers, and our directors may elect annually to defer a portion of their salary, cash bonus, director fees and deferred stock awards under The Children's Place Retail Stores, Inc. Nonqualified Deferred Compensation Plan (the "Deferred Compensation Plan"). Under this plan, participants can defer up to 80% of their salary, 100% of their cash bonus, 100% of their director fees and/or 100% of their deferred stock awards payable in the following calendar year. At the option of the participant, these amounts may be deferred to a specific date at least two years from the last day of the year in which deferrals are credited into the participant's account. Interest on deferred amounts is credited to the participant's account based upon the earnings and losses of one or more of the investments selected by the participant from the various investment alternatives available under the Deferred Compensation Plan, as determined by the Compensation Committee. Directors may elect to invest cash fees in Company stock. All deferred stock awards are distributed in the form of shares of Company stock.

        At the time of deferral, a participant must indicate whether he or she wishes to receive the amount deferred in either a lump sum or in substantially equal annual installments over a period of up to five years. If a participant who is an employee of the Company separates from service prior to the elected commencement date for distributions and has not attained a combination of age and years of service to the Company equal to 55, then the deferred amounts will be distributed immediately in a lump sum, regardless of the method of distribution originally elected by the participant. If the participant in question has attained a combination of age and years of service to the Company equal to 55 and has previously elected to do so on a timely basis, then the participant may receive the amounts in substantially equal annual installments over a period of up to fifteen years. If the participant is a director and separates from service prior to the elected commencement date for distributions, then the deferred amounts will be distributed immediately in a lump sum unless the recipient has elected on a timely basis to receive the amounts in substantially equal installments over a period of up to fifteen years. If the participant in question is a "specified employee" under the Code, there may be a six-month delay in the commencement of distributions, if triggered by the participant's termination or retirement. Changes to deferral elections with respect to previously deferred amounts are permitted only under the limited terms and conditions specified in the Code and early withdrawals from deferred accounts are permitted only in extreme cases, such as unforeseen financial hardship resulting from an illness or accident of the participant which is demonstrated to the Compensation Committee. None of the Named Officers have elected to participate in the Deferred Compensation Plan with respect to compensation earned prior to fiscal 2010.

Employment Agreements

        We had employment agreements with two of our Named Officers during fiscal 2010. On December 11, 2009, the Company entered into a three-year employment agreement with Jane Elfers. On March 28, 2011, the 2009 employment agreement was amended and restated, including to extend the term until April 15, 2015. On February 4, 2007, the Company entered into an employment agreement with Susan Riley. Susan Riley resigned from her positions with the Company and its subsidiaries effective February 10, 2011, and Ms. Riley's employment with the Company terminated on March 4, 2011.

Jane Elfers, Chief Executive Officer and President

        The following table summarizes the compensation payable in respect of fiscal 2010 to Jane Elfers, our Chief Executive Officer and President, under her 2009 employment agreement. Except as described below, all compensation and vesting of equity securities is subject to Ms. Elfers' continued employment with the Company as of the dates shown. The performance-based stock award shown in the table below is the target amount that Ms. Elfers could have received pursuant to her 2009 employment agreement based on the Company attaining pre-set financial criteria determined by the Company's Compensation Committee in its discretion in accordance with Section 162(m) of the Code.

2009 Employment Agreement

Item of Compensation	Amount	Vesting Schedule for Equity Awards
Base Salary	$1,000,000
Cash Bonus (1)	$1,000,000
Deferred Stock Award (2)	93,255 shares	31,085 shares vested January 4, 2011; 31,085 shares will vest on January 4, 2012; 31,085 shares will vest on January 4, 2013
Performance-Based Stock Award, at Target 2010 (3)	62,170 shares; none issued	Shares would have vested if the performance target had been achieved

        (1)   Under her 2009 employment agreement, Ms. Elfers was eligible to receive an annual performance-based cash bonus award pursuant to the Company's annual bonus plan. The target amount and maximum amount of each annual bonus were equal to 100% and 200%, respectively, of Ms. Elfers' base salary. The actual annual bonus was to be paid upon the achievement of performance measure(s) established by the Compensation Committee. Although the target bonus for fiscal 2010 was subject to a target performance goal set forth in her 2009 employment agreement, that agreement also provided that Ms. Elfers would receive an annual performance-based cash bonus of no less than $1,000,000 for fiscal 2010.

        (2)   Shares subject to the deferred stock award will be issued and delivered to Ms. Elfers as they vest.

        (3)   Under the terms of her 2009 employment agreement, Ms. Elfers was eligible to earn up to an additional 62,170 if the targeted performance measure was exceeded by up to 15%.

        The following table summarizes the compensation payable to Ms. Elfers under her 2011 employment agreement (which amends and restates the 2009 employment agreement). As described above in respect of the 2009 employment agreement, the 2011 employment agreement maintains the continued employment requirement for the payment of compensation and vesting of equity, and continues to base the performance-based annual cash bonuses and performance-based stock awards on pre-set financial criteria to be established by our Compensation Committee for purposes of Section 162(m) of the Code.

2011 Amended and Restated Employment Agreement

Item of Compensation	Amount	Vesting Schedule for Equity Awards
Base Salary	$1,000,000
Performance-Based Cash Bonus, at Target (1)	120% of Base Salary
Deferred-Stock Award Granted on March 28, 2011 (2)	100,725 shares	50,362 shares will vest on March 28, 2012; 25,181 shares will vest on March 28, 2013; and 25,182 shares will vest on March 28, 2014
Performance-Based Stock Award Granted on March 28, 2011, at Target (3)	100,725 shares	Shares vest if the performance target(s) is achieved

(1)
Under the 2011 employment agreement, Ms. Elfers is eligible to receive an annual performance-based cash bonus award pursuant to the Company's annual bonus plan. The threshold, target and maximum amounts of each annual bonus are equal to 50%, 120% and 240%, respectively, of Ms. Elfers' base salary. The actual annual bonus is to be paid upon the achievement of performance measure(s) established by the Compensation Committee.

(2)
Shares subject to this deferred stock award will be issued and delivered to Ms. Elfers as they vest, provided Ms. Elfers is employed by the Company on the last day of the Company's fiscal year occurring prior to the respective vesting dates. Vesting of the deferred stock award will accelerate and all undelivered shares will be delivered to Ms. Elfers on the earlier to occur of (i) the date which is immediately prior to a change in control which occurs while Ms. Elfers is employed by the Company and (ii) the date of termination of Ms. Elfers' employment with the Company without cause or for good reason or due to her death or disability.

The Company has agreed to grant to Ms. Elfers an additional deferred stock award having an aggregate value of $5 million on the date of grant. This additional deferred stock award will be granted to Ms. Elfers on the earlier to occur of (i) March 30, 2012 and (ii) if such event occurs prior to March 30, 2012, the date on which a change in control occurs while Ms. Elfers is employed by the Company or the date on which Ms. Elfers' employment is terminated without cause or for good reason or due to her death or disability. This additional deferred stock award will vest as to 25%, 25% and 50% of the shares comprising the award on the first, second and third anniversaries of the date of the grant, provided Ms. Elfers is employed by the Company on the last day of the Company's fiscal year occurring prior to the respective vesting dates. Once granted, vesting of this additional deferred stock award will accelerate and all undelivered shares will be delivered to Ms. Elfers on the same basis as set forth in this footnote 2 above in respect of the first deferred stock award.

(3)
Under the terms of the 2011 employment agreement, Ms. Elfers is also eligible to earn 50% (threshold) of the number of target shares of common stock and 200% (maximum) of the number of target shares of common stock, depending on actual results. Any shares earned under this performance-based stock award are to be delivered in April 2014, provided that Ms. Elfers is employed by the Company on February 1, 2014 (the last day of the Company's 2013 fiscal year).

  The Company has agreed to grant to Ms. Elfers additional performance-based stock awards, each having an aggregate value of $5 million on the date of grant. The additional performance stock awards will be granted on January 20, 2012, February 4, 2013 and February 3, 2014 (the first business day of each of the Company's fiscal 2012, fiscal 2013 and fiscal 2014 years). Each of the additional performance-based stock awards will be earned by Ms. Elfers in the event that the Company achieves a performance target(s) to be established by the Compensation Committee for each of the Company's fiscal years ending February 2, 2013, February 1, 2014 and January 31, 2015, respectively. Each additional performance-based stock award may be earned by Ms. Elfers at threshold, target or maximum, and any earned shares will be delivered, in the same fashion, and at the same time, as the performance-based stock award granted on March 28, 2011 (other than the performance-based stock award to be made on February 3, 2014, which, if earned, will be delivered in April 2017).

  In certain circumstances, a number of performance shares under a performance-based stock award for the fiscal year in which certain events occur will accelerate and be delivered to Ms. Elfers prior to the time that the applicable performance target(s) has been determined to have been achieved. These circumstances consist of the following: (i) termination of employment due to death or disability – if the applicable performance target(s) is achieved for the applicable fiscal year, Ms. Elfers (or her estate, as applicable), will receive a prorated number of performance shares for the fiscal year of termination based on such achievement, together with any earned, but undelivered, performance shares from prior fiscal years, (ii) termination of employment without cause or for good reason – if the applicable performance target(s) is achieved for the applicable fiscal year, Ms. Elfers will receive a number of performance shares for the fiscal year of termination based on such achievement, together with any earned, but undelivered, performance shares from prior fiscal years, and (iii) a change in control – Ms. Elfers will receive the target number of performance shares for the fiscal year in which a change in control occurs, together with any earned, but undelivered, performance shares from prior fiscal years. In the event the above circumstances occur after the time that the applicable performance target(s) has been determined to have been achieved, Ms. Elfers will receive the number of performance shares, if any, earned in the applicable fiscal year as a result of the achievement of a performance target(s), together with any earned, but undelivered, performance shares from prior fiscal years.

        Set forth below is a summary of certain terms contained in Ms. Elfers' 2009 employment agreement which remain in effect under her 2011 employment agreement.

        Equity Awards.    Ms. Elfers will be eligible to receive awards under the Company's 2005 Equity Plan (or, upon its approval by the Company's stockholders, the 2011 Equity Plan) and any other equity plan of the Company at the same time and on a basis which is no less favorable to Ms. Elfers than the most favorable basis on which such equity interests are granted to any other senior executive officer of the Company, except for equity interests granted to any senior executive officer in connection with an initial hire or promotion or other grants not in the regular course.

        Benefits and Perquisites.    During the term of her employment agreement, Ms. Elfers will be entitled to the perquisites described under the heading "Compensation Discussion & Analysis – Benefits and Perquisites" above and to participate in all employee benefit and perquisite plans, programs and arrangements offered by the Company as the Company generally makes available to senior executives of the Company from time to time.

        Severance.    Certain severance benefits are provided in the event of a termination of Ms. Elfers' employment by the Company other than for cause (other than in the case of disability), by Ms. Elfers for good reason or at the expiration of the term of her employment agreement due to the Company's issuance of a non-renewal notice. In the event of such termination and subject to a release of claims against the Company by Ms. Elfers, Ms. Elfers will be entitled to receive (i) earned, but unpaid, base salary and unpaid expense reimbursement through the date of termination; (ii) a lump sum cash payment of any annual bonus and other incentive compensation earned, but unpaid, for the most recent fiscal year ended prior to the date of termination; (iii) an amount equal to the sum of (a) two times her then current base salary and (b) the greater of two times (x) her target bonus or (y) the average of the immediately preceding two year's annual bonuses earned by her (the greater of clause (x) or (y), the "bonus amount"), payable in cash in equal installments (the "severance payments") over a period of 24 months following the date of termination; (iv) a lump sum cash payment of a pro-rata portion of $1.2 million for the fiscal year in which her employment terminates; and (v) continued healthcare coverage under the Company's group health plan, at the Company's expense, and continued provision of certain benefits and perquisites, for a period not to exceed the expiration of the severance period.

        Change in Control.    In the event of a termination of Ms. Elfers' employment by the Company other than for cause (other than in the case of disability), by Ms. Elfers for good reason or at the expiration of the term of her employment agreement due to the Company's issuance of a non-renewal notice that occurs, in any case, within two years following the occurrence of a change in control which constitutes a "change in control event" within the meaning of Treasury Regulation §1.409A- 3(i)(5)(i), in addition to the amounts and benefits described in clauses (i), (ii) and (iv) of the immediately preceding paragraph, but in lieu of the severance payments and the benefits described in clauses (iii) and (v) of the immediately preceding paragraph, Ms. Elfers will be entitled to a lump sum cash severance payment in an amount equal to three times the sum of her base salary and the bonus amount and continued healthcare coverage under the Company's group health plan, at the Company's expense, and continued provision of certain benefits and perquisites, for a period of 36 months. If such a termination occurs within two years following the occurrence of a change in control which does not constitute a "change in control event" within the meaning of Treas. Reg. §1.409A-3(i)(5)(i), Ms. Elfers will receive the same benefits and amounts described above, but a portion of the change in control severance will be paid over the severance period rather than in a lump sum.

        Treatment of Equity Awards Upon Termination.    Upon any termination of Ms. Elfers' employment under her employment agreement, Ms. Elfers will be entitled to such rights in respect of any equity awards theretofore made to her, and to only such rights, as are provided by the plan or the award agreement pursuant to which such equity awards have been granted to her or other written agreement or arrangement between Ms. Elfers and the Company (in any case, in the event of any conflict, the rights most favorable to her will apply). With respect to her deferred stock award for fiscal 2010 under her 2009 employment agreeement, if Ms. Elfers' employment terminates due to death or disability, she is terminated by the Company other than for cause, or she resigns for good reason, any shares subject to her deferred stock award which have not at that time been issued and delivered to her will be issued and delivered to her within ten days after her date of termination.

        Restrictions and Indemnification.    During the term of her employment agreement and for a period of 12 months following the date of termination, Ms. Elfers will be subject to restrictions on competition with the Company. During the term of her employment agreement and for a period of 18 months following the date of termination, Ms. Elfers will be subject to restrictions on the solicitation of the Company's vendors, distributors, manufacturers, lessors, independent contractors or agents for and on behalf of a competitive business, and of the Company's employees. For all periods during and after the term of her employment agreement, Ms. Elfers will be subject to nondisclosure and confidentiality restrictions relating to the Company's confidential information and trade secrets. Ms. Elfers' employment agreement also contains indemnification provisions for claims that may arise in connection with Ms. Elfers' service as Chief Executive Officer and President and a Director of the Company.

Change in Control Agreements

        We have entered into change in control severance agreements with our Named Officers (other than Ms. Elfers), certain other executives and other key employees that require us to make payments and provide benefits in the event of the termination of his or her employment occurring in connection with a change in control of the Company. We utilize these provisions in order to recruit and retain, including to obtain a long-term commitment to employment from, executives and key employees. We have often found such provisions necessary in order to recruit key employees. We also believe that appropriate severance arrangements will provide our executives with important incentives to remain employed with us and to concentrate on the Company's business objectives in circumstances where a change in control of the Company becomes imminent.

        Each of Ms. Riley and Levy and Messrs. Rose and McClure (as well as other executives and certain other key employees) have entered into separate change in control severance agreements, pursuant to which they are provided severance benefits upon a termination of employment in connection with a change in control. Pursuant to their change in control severance agreements, each of Mss. Riley (prior to her resignation) and Levy and Messrs. Rose and McClure will receive severance benefits upon a termination of his or her employment by the Company without cause or by the executive for "good reason" within two years following a change in control.

        The change in control severance agreement is for two years and then automatically renews for one year terms thereafter, unless the Company provides 90 days notice of its intent to terminate the agreement. Upon a termination of employment in connection with a change in control entitling her to benefits under the agreement, Ms. Riley (prior to her resignation) was to receive, in lieu of severance benefits that might otherwise be payable under her employment agreement, a lump sum severance payment equal to two times the sum of her base salary and the average of the actual bonuses payable for each of the previous three years. Ms. Levy and Messrs. Rose and McClure are to receive a lump sum severance payment equal to one and a half times the sum of their respective base salaries and the average of their respective actual bonuses payable for each of the previous three years. In addition, any vesting restrictions on the executive's outstanding equity incentive awards would lapse upon his or her termination or, in the event that the purchaser or surviving company does not assume the award, with respect to 50% of the award if the change in control occurred within one year of the applicable grant date, with respect to 75% of the award if the change in control occurred more than one year but not more than 18 months of the applicable grant date, and the entire award if the change in control occurs more than 18 months after the applicable grant date. In addition, any vested stock options held by the executive will be exercisable until the end of the term for such stock option.

        The change in control severance agreements (as does Ms. Elfers' 2011 employment agreement) provide for the executives to receive the greater of (i) the largest portion of the payments and benefits that would result in no parachute excise tax under Section 4999 of the Code, or (ii) the largest portion of the payments and benefits, up to and including the total, if the net after-excise-tax amount retained by the executive would exceed the amount in clause (i) above. This provision does not provide any tax gross-up to the applicable executive. Previously, the change in control agreements for Ms. Riley and Mr. Rose provided for a "modified gross-up" of the "golden parachute" excise tax imposed by Section 4999 of the Code; their agreements were amended and restated on December 13, 2010 to remove this provision.

        For purposes of the change in control severance agreements, the term "change in control" is defined as (i) the sale to any purchaser of (a) all or substantially all of the assets of the Company or (b) capital stock representing more than 50% of the stock of the Company entitled to vote generally in the election of directors, (ii) a merger or consolidation of the Company with another corporation if, immediately after such merger or consolidation, less than a majority of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the surviving corporation is held by those who held such securities immediately prior to the transaction, (iii) if any person becomes the beneficial owners of securities representing more than 50% of the combined voting power of voting stock of the Company (or the subsidiary employing the executive) entitled to vote generally in the election of directors, or (iv) if the individuals (a) who, as of December 13, 2010, constitute the Board and (b) who thereafter are elected to the Board and whose election or nomination was approved by a majority of the original directors then still in office (the "Additional Original Directors") and (c) who thereafter are elected to the Board and whose election or nomination was approved by a majority of the original directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

 Severance Policy

        Under the Company's severance policy as applicable to members of senior management, upon a termination of the employment of Ms. Levy or Messrs. Rose or McClure by the Company without cause, each of Ms. Levy and Messrs. Rose and McClure would be eligible to receive salary continuation payments for one year following termination, subject to the terms of the policy. Pursuant to her 2011 employment agreement, Ms. Elfers will not be eligible to receive payments under the Company's severance policy. The Company has reserved the right to amend or cancel this severance policy at any time.

Potential Payments Upon Termination or Change-in-Control

        The following table sets forth the estimated incremental payments and benefits that would be payable to each Named Officer upon termination of his employment or a change in control of the Company, assuming that the triggering event occurred at year-end fiscal 2010. These amounts would be incremental to the compensation and benefit entitlements described previously in this Proxy Statement that are not contingent upon a termination or change-in-control.

Name and Principal Position	Termination Reason	Severance ($)		FY2010 Bonus ($)	Payment of Deferred Shares ($)	Payment of Performance Shares ($)	Health & Welfare Benefits ($)	Retention Award ($)	Total ($)

Jane Elfers	By Company without Cause	$4,000,000	(1)	$1,000,000	$2,627,926	-	$38,032	-	$7,665,957
President and	By Executive for Good Reason	$4,000,000	(1)	$1,000,000	$2,627,926	-	$38,032	-	$7,665,957
Chief Executive Officer	Following Change in Control	$6,000,000	(2)	$1,000,000	$2,627,926	-	$68,032	-	$9,695,956
	Death	-		$1,000,000	$2,627,926	-	$15,360	-	$3,643,286
	Disability	-		$1,000,000	$2,627,926	-	$15,360	-	$3,643,286
Natalie Levy	By Company without Cause	$900,000	(1)	-	-	-	$23,040	-	$923,039
Executive Vice President,	By Executive for Good Reason	-		-	-	-	-	-	-
Merchandising and Design	Following Change in Control	$1,366,200	(2)	-	$211,350	$73,973	$23,040	-	$1,674,561
	Death	-		$217,560	$422,700	$147,945	-	-	$788,205
	Disability	-		$217,560	$422,700	$147,945	-	-	$788,205
Susan Riley	By Company without Cause	-		-	-	-	-	$1,000,000	$1,000,000
Executive Vice President,	By Executive for Good Reason	-		-	-	-	-	$1,000,000	$1,000,000
Finance and Administration	Following Change in Control	$632,045	(2)	-	-	$1,847,157	$8,406	$1,000,000	$3,487,605
and Chief Financial Officer	Death	-		$277,800	-	$1,847,157	-	-	$2,124,957
	Disability	-		$277,800	-	$1,847,157	-	-	$2,124,957
Mark L. Rose	By Company without Cause	$454,700	(1)	-	-	-	$15,360	-	$470,059
Senior Vice President	By Executive for Good Reason	-		-	-	-	-	-	-
Chief Supply Chain Officer	Following Change in Control	$941,556	(2)	-	-	$1,022,680	$23,040	-	$1,987,274
	Death	-		$127,316	-	$1,022,680	-	-	$1,149,996
	Disability	-		$127,316	-	$1,022,680	-	-	$1,149,996
Lawrence McClure	By Company without Cause	$400,000	(1)	-	-	-	$11,100	-	$411,099
Senior Vice President,	By Executive for Good Reason	-		-	-	-	-	-	-
Human Resources	Following Change in Control	$840,000	(2)	-	$79,256	$55,479	$16,650	-	$991,384
	Death	-		$112,000	$158,513	$110,959	-	-	$381,471
	Disability			$112,000	$158,513	$110,959			$381,471

Notes to the Potential Payments Upon Termination or Change-in-Control Table

(1)
Paid by way of salary continuation payments.

(2)
Paid in lump sum.

Compensation of Directors

        Compensation for the non-employee directors is set by the Board at the recommendation of the Compensation Committee. The majority of the compensation paid to the non-employee directors is in the form of Company equity pursuant to our 2005 Equity Plan that provides for fixed annual grants, as described below.

        In fiscal 2010, non-employee director compensation consisted of the following, as applicable:

Annual Retainer
Cash	$35,000
Equity Grant	A deferred stock award of Company Common Stock having a fair market value of $100,000 as determined on the first day of the Company's fiscal year
Additional Annual Retainer for the Chairman of the Board and Committee Chairs
Chairman	$65,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$10,000
Fee per Board Meeting	$1,500
Fee per Committee Meeting	$1,500

        The Company also pays or reimburses directors for travel expenses relating to attending meetings of our Board, its committees and annual meetings of stockholders, and reimburses directors in an amount not to exceed $6,000 per year for attendance at director educational seminars. In addition, all directors are eligible to receive 15 discount cards for our merchandise in accordance with our employee merchandise discount policy, which they may distribute to their friends and family at their discretion.

        Employee directors are paid for their services to the Company as employees and do not receive any additional compensation for serving on the Company's Board. Accordingly, employee directors are not eligible for the annual retainer or attendance fees or to serve on any committees of our Board.

        In December 2010, the Board determined to revise the above-described director compensation program as follows: (i) to increase the annual cash retainer payable to each member of the Board from $35,000 per year to $60,000 per year; (ii) to increase the annual retainer payable to the Chairman of the Board from $65,000 per year to $100,000 per year; (iii) to increase the annual retainer payable to the Chairman of the Audit Committee from $15,000 per year to $25,000 per year; (iv) to increase the annual retainer payable to the Chair of the Compensation Committee from $10,000 per year to $15,000 per year; (v) to increase the annual retainer payable to the Chairman of the Nominating and Corporate Governance Committee from $10,000 per year to $15,000 per year; and (vi) to replace the per meeting fee payable to each member of the Board with an annual committee membership fee of $13,500 for members of the Audit Committee, $7,500 for members of the Compensation Committee and $3,000 for members of the Nominating and Corporate Governance Committee. The committee membership fee is designed to approximate the average of the board meeting and committee meeting fees earned by the directors annually under the previous compensation program. This revision to the director compensation program will apply to directors' compensation beginning in fiscal 2011.

        The following table shows the compensation earned by each non-employee director in fiscal 2010.

	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Norman S. Matthews (3)	$116,500	$99,994	—		$216,494
Joseph Alutto (4)	$58,500	$99,994	—		$158,494
Charles Crovitz (5)	$42,500	$99,994	$1,367,573	(2)(6)	$236,820
Malcolm Elvey (7)	$62,000	$99,994	—		$161,994
Robert Fisch (8)	$51,500	$99,994	—		$151,494
Jamie Iannone (9)	$23,417	$58,387	—		$81,804
Sally Frame Kasaks (10)	$75,000	$99,994	—		$174,994
Louis Lipschitz (11)	$77,000	$99,994	—		$176,994

Notes to the Director Compensation Table

        (1)   Includes the aggregate dollar amount of all fees earned in cash for services as a Director, including annual retainer fees, committee and/or chairmanship fees and meeting fees.

        (2)   Represents the stock award grant date fair value recognized for financial statement reporting purposes in accordance with the "Compensation – Stock Compensation" topic of the Financial Accounting Standards Board's Accounting Standards Codification. For more information see Note 3 – Stock-Based Compensation in the accompanying Notes to Consolidated Financial Statements filed in our Annual Report on Form 10-K. The fair value of deferred stock awards is defined as the average of the high and low trading price of the Company's Common Stock on the grant date. Pursuant to our 2005 Equity Plan, stock awards to those who have attained the age of retirement are subject to accelerated vesting for financial reporting purposes. Each of Dr. Alutto, Ms. Frame Kasaks and Messrs. Elvey, Lipschitz and Matthews have reached retirement age under the 2005 Equity Plan, and consequently each deferred stock award received by him or her is subject to accelerated vesting upon retirement from the Board unless otherwise waived by such director.

        (3)   On January 31, 2010, Mr. Matthews was granted a deferred stock award of 3,081 shares of Common Stock with a fair market value as of such date of $99,994, which fully vested on January 31, 2011. At January 29, 2011, Mr. Matthews held 3,081 shares of Common Stock issued pursuant to a deferred stock award.

        (4)   On January 31, 2010, Dr. Alutto was granted a deferred stock award of 3,081 shares of Common Stock with a fair market value as of such date of $99,994, which fully vested on January 31, 2011. At January 29, 2011, Dr. Alutto held 3,081 shares of Common Stock issued pursuant to a deferred stock award and options to purchase 15,000 shares of Common Stock.

        (5)   On January 31, 2010, Mr. Crovitz was granted a deferred stock award of 3,081 shares of Common Stock with a fair market value as of such date of $99,944, which fully vested on January 31, 2011. At January 29, 2011, Mr. Crovitz held 3,081 shares of Common Stock issued pursuant to a deferred stock award and options to purchase 33,000 shares of Common Stock.

        (6)   Mr. Crovitz formerly served as the Company's Interim Chief Executive Officer from September 26, 2007 until January 4, 2010 pursuant to an employment agreement dated September 26, 2007 and subsequently amended on December 31, 2008 and February 5, 2009. Amounts include $88,461 for consulting fees earned during his consultancy period ending on March 3, 2011, and $94,326 for temporary housing and related income taxes. Amounts also include $362,506 attributable to the vesting of a restricted stock award of 33,294 shares granted to Mr. Crovitz on December 10, 2007 pursuant to his employment agreement, 3/36th of which vested on December 10, 2007 and 1/36th of which vests on each month thereafter, continuing during his employment and, after termination of his employment (unless by reason of dismissal for cause or resignation without good reason), his service as a director, $616,734 attributable to the vesting of a restricted stock award of 41,551 shares granted to Mr. Crovitz on February 5, 2009 pursuant to his employment agreement, 1/36th of which vests on the last day of each calendar month commencing with February 2009 and continuing during his employment and, after termination of his employment (unless by reason of dismissal for cause, or resignation without good reason, his service as a director), and $205,546 attributable to the vesting of a restricted stock award of 13,850 shares granted to Mr. Crovitz on July 31, 2009 pursuant to his employment agreement, 7/36th of which vested on September 1, 2009 and 1/36th of which vests on the last day of each calendar month continuing during his employment and, after termination of his employment (unless by reason of dismissal for cause, or resignation without good reason), his service as a director.

        (7)   On January 31, 2010, Mr. Elvey was granted a deferred stock award of 3,081 shares of Common Stock with a fair market value as of such date of $99,944, which fully vested on January 31, 2011. At January 29, 2011, Mr. Elvey held 3,081 shares of Common Stock issued pursuant to a deferred stock award and options to purchase 35,000 shares of Common Stock.

        (8)   On January 31, 2010, Mr. Fisch was granted a deferred stock award of 3,081 shares of Common Stock with a fair market value as of such date of $99,944, which fully vested on January 31, 2011. At January 29, 2011, Mr. Fisch held 3,081 shares of Common Stock issued pursuant to a deferred stock award and options to purchase 39,000 shares of Common Stock.

        (9)   On June 30, 2010, upon his appointment to the Board, Mr. Iannone was granted a deferred stock award of 1,318 shares of Common Stock with a fair market value as of such date of $58,387, which will fully vest on June 30, 2011. At January 29, 2011, Mr. Iannone held 1,318 shares of Common Stock issued pursuant to a deferred stock award.

        (10) On January 31, 2010, Ms. Frame Kasaks was granted a deferred stock award of 3,081 shares of Common Stock with a fair market value as of such date of $99,944, which fully vested on January 31, 2011. At January 29, 2011, Ms. Frame Kasaks held 3,081 shares of Common Stock issued pursuant to a deferred stock award and options to purchase 35,000 shares of Common Stock.

        (11) On January 31, 2010, Mr. Lipschitz was granted a deferred stock award of 3,081 shares of Common Stock with a fair market value as of such date of $99,944, which fully vested on January 31, 2011. At January 29, 2011, Mr. Lipschitz held 3,081 shares of Common Stock issued pursuant to a deferred stock award and options to purchase 15,000 shares of Common Stock.

  Deferral of Fees

        Under the Company's Deferred Compensation Plan discussed above, directors may elect to defer all or a part of their director fees and deferred stock awards.

        In December 2010, the Board determined to amend the Deferred Compensation Plan to permit members of the Board to invest deferred cash fees in the Company's Common Stock. A director who elects to invest deferred cash fees in Common Stock will receive shares upon completion of the deferral period. This revision to the Deferred Compensation Plan will be available to directors for fees deferred in fiscal 2011 and beyond.

STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers

        The following table shows the beneficial ownership of Common Stock of each director, each director nominee, each of the Named Officers appearing in the Summary Compensation Table, and the directors and executive officers (including the Named Officers) as a group. "Beneficial ownership" as used here means more than "ownership" as that term is commonly used. For example, a person "beneficially" owns Company stock not only if he or she holds it directly, but also if he or she has (or shares) the power to vote or sell the stock indirectly (for example, through a relationship, a position as a director or trustee, or a contract or understanding). Beneficial ownership also includes shares a person has the right to acquire within 60 days, for example, through the exercise of a stock option.

NAME OF BENEFICAL OWNER (1)	SHARES BENEFICIALLY OWNED (2)
Norman S. Matthews (3)	28,944
Joseph Alutto (4)	26,478
Charles Crovitz (5)	51,999
Jane Elfers (6)	18,095
Malcolm Elvey (7)	39,835
Robert Fisch (8)	50,478
Joseph Gromek (9)	-
Jamie Iannone (10)	-
Sally Frames Kasaks (11)	48,388
Natalie Levy (12)	2,834
Louis Lipschitz (13)	23,510
Lawrence McClure (14)	2,125
Susan J. Riley (15)	43,699
Mark Rose (16)	87,120
All directors and executive officers as a group (23 persons)	456,039

Notes to the Stock Ownership Table

        (1)   Information about Common Stock holdings is as of April 4, 2011, the record date for the Annual Meeting. Unless stated otherwise in these notes, each person named in the table owns his or her shares directly and has sole voting and investment power over such shares.

        (2)   Each person named in the table beneficially owns less than 1.0% of the outstanding Common Stock. The directors and executive officers as a group beneficially own approximately 1.7% of the outstanding Common Stock.

        (3)   Does not include 2,330 shares of Common Stock issued to Mr. Matthews pursuant to a deferred stock award not yet vested and 191 shares of Common Stock credited to Mr. Matthews' deferred account under the Company's Nonqualified Deferred Compensation Plan. Mr. Matthews has no voting or investment power over shares credited to his deferred account under the Company's Nonqualified Deferred Compensation Plan.

        (4)   Includes 15,000 shares of Common Stock issuable to Dr. Alutto upon exercise of outstanding stock options exercisable within 60 days of April 4, 2011. Does not include 2,330 shares of Common Stock issued pursuant to a deferred stock award not yet vested or 86 shares of Common Stock credited to Dr. Alutto's deferred account under the Company's Nonqualified Deferred Compensation Plan. Dr. Alutto has no voting or investment power over shares of Common Stock credited to his deferred account under the Company's Nonqualified Deferred Compensation Plan.

        (5)   Includes 33,000 shares of Common Stock issuable to Mr. Crovitz upon exercise of outstanding stock options exercisable within 60 days of April 4, 2011. Does not include 2,330 shares of Common Stock issued pursuant to a deferred stock award not yet vested.

        (6)   Does not include 162,895 shares of Common Stock issued to Ms. Elfers pursuant to deferred stock awards not yet vested.

        (7)   Includes 35,000 shares of Common Stock issuable to Mr. Elvey upon exercise of outstanding stock options exercisable within 60 days of April 4, 2011. Does not include 2,330 shares of Common Stock issued pursuant to a deferred stock award not yet vested.

        (8)   Includes 39,000 shares of Common Stock issuable to Mr. Fisch upon exercise of outstanding stock options exercisable within 60 days of April 4, 2011. Does not include 2,330 shares of Common Stock issued pursuant to a deferred stock award not yet vested.

        (9)   Mr. Gromek has been nominated to serve as a member of our Board of Directors.

        (10) Does not include 3,648 shares of Common Stock issued to Mr. Iannone pursuant to deferred stock awards not yet vested.

        (11) Includes 35,000 shares of Common Stock issuable to Ms. Frame Kasaks upon exercise of outstanding stock options exercisable within 60 days of April 4, 2011. Does not include 2,330 shares of Common Stock issued pursuant to a deferred stock award not yet vested.

        (12) Does not include 8,833 shares of Common Stock issued to Ms. Levy pursuant to deferred stock awards not yet vested and 2,333 shares of Common Stock issued to Ms. Levy pursuant to a performance stock award not yet vested.

        (13) Includes 15,000 shares of Common Stock issuable to Mr. Lipschitz upon exercise of outstanding stock options exercisable within 60 days of April 4, 2011. Does not include 2,330 shares of Common Stock issued pursuant to a deferred stock award not yet vested.

        (14) Does not include 2,500 shares of Common Stock issued to Mr. McClure pursuant to a deferred stock award not yet vested and 1,750 shares of Common Stock issued to Mr. McClure pursuant to a performance stock award not yet vested.

        (15) Ms. Riley resigned from her positions with the Company and its subsidiaries effective February 10, 2011, and her employment with the Company terminated on March 4, 2011.

        (16) Includes 75,000 shares issuable to Mr. Rose upon exercise of outstanding stock options exercisable within 60 days of April 4, 2011.

Stock Ownership of Certain Beneficial Owners

        The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of the Company's Common Stock as of April 4, 2011.

NAME AND ADDRESS OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENT OF CLASS
BlackRock, Inc. (1)	2,746,283	10.5%
Wellington Management Company, LLP (2)	2,152,363	8.2%
Adage Capital Partners, L.P (3)	1,786,782	6.8%
Sankaty Credit Advisors, LLC (4)	1,775,000	6.8%
Fisher Investments (5)	1,493,859	5.7%
OppenheimerFunds, Inc. (6)	1,418,022	5.4%

Notes to the Stock Ownership of Certain Beneficial Owners Table

        (1)   According to a Statement on Schedule 13G filed with the SEC on January 10, 2011, as of December 31, 2010, BlackRock, Inc., a Delaware corporation with an address of 40 East 52nd Street, New York, New York 10022, had sole voting power and dispositive power with respect to 2,746,283 shares. According to the Schedule 13G, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares, but no such person's interest in the shares is in excess of five percent of the Company's Common Stock.

        (2)   According to a Statement on Schedule 13G filed with the SEC on February 14, 2011, as of December 31, 2010, Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington Management"), with an address of 280 Congress Street, Boston, Massachusetts 02210, had shared voting power with respect to 1,585,009 shares and shared dispositive power with respect to 2,152,363 shares in its capacity as an investment adviser. According to the Schedule 13G, the shares are owned of record by clients of Wellington Management, and no such client is known to have dispositive power with respect to more than five percent of the Company's Common Stock.

        (3)   According to a Statement on Schedule 13G filed with the SEC on February 14, 2011, as of December 31, 2010, each of Adage Capital Partners, L.P., a Delaware limited partnership, Adage Capital Partners GP, L.L.C., a Delaware limited liability company, Adage Capital Advisors, L.L.C., a Delaware limited liability company, Robert Atchinson and Phillip Gross, all with an address of 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116, had shared voting power and dispositive power with respect to 1,786,782 shares.

        (4)   According to a Statement on Schedule 13G filed with the SEC on December 28, 2009, as of December 23, 2009, Sankaty Credit Opportunities III, L.P., a Delaware limited partnership ("COPS III"), Sankaty Credit Opportunities IV, L.P., a Delaware limited partnership ("COPS IV"), Sankaty Credit Opportunities (Offshore) IV, L.P., a Cayman Islands exempted partnership ("COPS IV Offshore"), Prospect Harbor Credit Partners, L.P., a Delaware limited partnership ("PRO"), and Sankaty Advisors LLC, a Delaware limited liability corporation in its capacity as the investment manager for a managed account client over which it has discretionary authority to acquire, dispose of and vote securities ("Sankaty Advisors"), all with an address of 111 Huntington Avenue, Boston, Massachusetts 02199, beneficially owned Company Common Stock as follows: (i) COPS III had sole voting power and dispositive power with respect to 298,600 shares, (ii) COPS IV had sole voting power and dispositive power with respect to 456,642 shares, (iii) COPS IV Offshore had sole voting power and dispositive power with respect to 588,308 shares, (iv) PRO had sole voting power and dispositive power with respect to 201,550 shares, and (v) Sankaty Advisors had sole voting power and dispositive power with respect to 229,900 shares.

        (5)   According to a Statement on Schedule 13G filed with the SEC on February 11, 2011, as of December 31, 2010, Fisher Asset Management, LLC, a Delaware limited liability company with an address of 13100 Skyline Boulevard, Woodside, California 94062-4527, had sole voting power and dispositive power with respect to 1,493,859 shares.

        (6)   According to a Statement on Schedule 13G filed with the SEC on February 10, 2011, as of December 31, 2010, OppenheimerFunds, Inc., a Colorado corporation with an address of Two World Financial Center, 225 Liberty Street, New York, New York 10281 had shared voting power and dispositive power with respect to 1,418,022 shares. According to the Schedule 13G, OppenheimerFunds, Inc. is an investment advisor and disclaims beneficial ownership pursuant to Rule 13d-4 of the Securities Exchange Act of 1934.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers and any persons owning more than 10% of a class of the Company's stock to file reports with the SEC and the

NASDAQ Stock Market regarding their ownership of the Company's stock and any changes in such ownership. The Company undertakes to file such reports on behalf of its directors and executive officers pursuant to a power of attorney given to certain attorneys-in-fact. Based on the Company's review of copies of these reports and executive officer and director certifications, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers were complied with during fiscal 2010, except for BlackRock, Inc. and its affiliates, who failed to file a Form 3 within 10 days of its acquisition of 10.04% of the Company's outstanding Common Stock on November 30, 2010 as reported in BlackRock, Inc.'s Statement on Schedule 13G filed with the SEC on December 9, 2010, Wellington Management Company, LLP, who failed to file a Form 3 within 10 days of its acquisition of 10.07% of the Company's outstanding Common Stock on June 30, 2010, as reported in its Statement on Schedule 13G filed with the SEC on July 12, 2010, Dina Morra-Sweeney, the Company's former Senior Vice President, Outlets, who filed a Form 4 six days late with respect to the delivery of 806 shares of our Common Stock withheld to satisfy tax liabilities incident to the vesting of a previously reported deferred stock award, and Messrs. Alutto, Crovitz, Elvey, Fisch, Lipschitz and Matthews and Ms. Frame Kasaks, each of whom filed a Form 4 one day late with respect to the award of 3,081 shares of deferred stock granted under our 2005 Equity Plan.

Certain Relationships and Related Transactions

        The Company has a long-standing policy prohibiting its directors, officers and employees from entering into transactions that present actual or potential conflicts of interest. This policy is reflected in the Company's Code of Business Conduct and the Company's Supplemental Conflict of Interest Policies and Procedures for Merchandise Procurement, both of which are in writing and have been adopted by the Board.

        The Nominating and Corporate Governance Committee approves all related person transactions, including related person compensation arrangements. Pursuant to the Company's Related Person Transactions Policy, each related person is responsible for notifying the Company's legal department of any potential related party transaction in which such person, or any member of his or her immediate family, may be directly or indirectly involved as soon as he or she becomes aware of such a transaction. The Nominating and Corporate Governance Committee is provided the details of the transaction and will determine whether to approve the transaction taking into consideration, among other things, (i) whether the terms of the transaction are fair to the Company and are comparable to the terms that would exist in a similar transaction with an unaffiliated third party, (ii) whether there are business reasons for the Company to enter into the transaction, (iii) whether the transaction would impair the independence of a non-management director and (iv) whether the transaction would present or create the appearance of an improper conflict of interest for any related person, taking into account the size of the transaction and the direct or indirect nature of the interest of the related person in the transaction. In addition, the Nominating and Corporate Governance Committee reviews all on-going related person transactions on at least an annual basis to ensure that such transactions are being pursued in accordance with the understandings made at the time such transactions were originally approved and if any changes should be pursued.

        Based on the Company's review of its transactions, there were no transactions considered to be a related person transaction during fiscal 2010.

 PROPOSALS REQUIRING YOUR VOTE

        The following five proposals will be presented at the Annual Meeting for your vote. When voting by internet or telephone, you will be instructed how to vote for or against or abstain from voting on these proposals. If you received a printed copy of your proxy materials, space is provided on the proxy card to vote for or against or abstain from voting on each of the proposals.

        The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4 and a vote to hold an advisory "Say on Pay" vote every year.

 PROPOSAL 1: ELECTION OF THREE CLASS II DIRECTORS

        The Company's charter and bylaws provide for a "classified" Board comprised of three classes, designated Classes I, II and III, whose members serve staggered three-year terms, so that one-third of the Company's directors are elected each year. Class I directors were last elected at the Company's 2010 Annual Meeting of stockholders, Class II directors were last elected at the Company's 2008 Annual Meeting of stockholders and Class III directors were last elected at the Company's 2009 Annual Meeting of stockholders. Class II directors are to be elected at this year's Annual Meeting and will serve for a three-year term, extending until the third succeeding Annual Meeting, and in each case until their successors are duly elected and qualified.

        The Board has nominated Dr. Joseph Alutto, Joseph Gromek and Jamie Iannone for election as Class II Directors at the Annual Meeting. Dr. Alutto and Mr. Iannone currently serve as Class II Directors of the Company. Mr. Gromek is a new nominee to serve as a Class II Director. If you elect these three nominees, they will hold office until the annual meeting of stockholders to be held in the Spring of 2014 or until their successors have been elected and qualified.

        Biographical information regarding the nominees and information regarding the qualifications of the nominees appears on page 8 of this Proxy Statement.

        The Board of Directors recommends a vote FOR the three nominees for Class II Director listed above.

 PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We are asking you to ratify the Audit Committee's selection of BDO USA, LLP as our independent registered public accounting firm for fiscal 2011. BDO USA, LLP has audited the accounts of the Company since October 2007. The Board considers it desirable to continue the services of BDO USA, LLP.

        The fees billed or expected to be billed by BDO USA, LLP for professional services rendered to the Company during fiscal 2010 and 2009 are set forth below. The Audit Committee has concluded that the provision of the non-audit services by BDO USA, LLP to the Company described below did not and does not impair or compromise their independence. All such services were pre-approved by the Audit Committee.

BDO USA, LLP Fees
(in thousands)

	Fiscal 2010	Fiscal 2009
Audit Fees	$1,624	$1,726
Audit-Related Fees	-	$10
Tax Fees	-	-
All Other Fees	-	-

Total	$1,624	$1,736

Audit Fees

        These amounts represent fees billed or expected to be billed by BDO USA, LLP for professional services rendered for the audits of the Company's annual financial statements for the fiscal years ended January 29, 2011 and January 30, 2010 and the effectiveness of its internal controls over financial reporting as of January 29, 2011 and January 30, 2010, the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, and services related to statutory and regulatory filings and engagements for such fiscal years.

Audit-Related Fees

        This amount represents fees billed by BDO USA, LLP for professional services rendered that were reasonably related to the performance of the audits or the reviews of the Company's financial statements in fiscal 2009 (but which are not included under "Audit Fees" above). BDO USA, LLP did not bill any audit-related fees in fiscal 2010. Audit-Related fees consist principally of accounting consultations regarding segment reporting.

Tax Fees

        BDO USA, LLP did not bill any fees for tax services in fiscal 2010 or fiscal 2009.

All Other Fees

        None.

Audit Committee Pre-Approval Policy

        The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by the Company's independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and also pre-approves detailed types of audit-related and permitted tax services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis.

        Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        If the stockholders should fail to ratify the selection of the independent registered public accounting firm, the Audit Committee will designate an independent registered public accounting firm as required under the rules of the Exchange Act and in accordance with its charter.

        The Board of Directors recommends a vote FOR the ratification of the selection of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal 2011.

PROPOSAL 3: APPROVAL OF THE CHILDREN'S PLACE RETAIL STORES, INC. 2011 EQUITY INCENTIVE PLAN

        In March 2011, our Board of Directors adopted The Children's Place Retail Stores, Inc. 2011 Equity Incentive Plan (the "2011 Equity Plan"), subject to the approval of our stockholders. At the 2011 Annual Meeting, the Company's stockholders are being asked to approve the 2011 Equity Plan and the reservation of a total of 2.0 million shares of our common stock for issuance thereunder for the purpose of qualifying such shares for special tax treatment under Section 422 of the Code, and for the purpose of approving the terms of the 2011 Equity Plan for purposes of Section 162(m) of the Code. The 2011 Equity Plan will become effective upon approval of the stockholders and will replace the 2005 Equity Plan. If the 2011 Equity Plan is approved by our stockholders, no further grants will be made under the 2005 Equity Plan.

        The Board of Directors recommends a vote FOR The Children's Place Retail Stores, Inc. 2011 Equity Incentive Plan.

        The following table sets forth information regarding outstanding options and full value awards as of April 4, 2011, the record date for voting at the Annual Meeting. The figures in the table represent an update to those provided in our Annual Report on Form 10-K for our fiscal year ended January 29, 2011 filed with the SEC on March 28, 2011, primarily as a result of stock option exercises and our annual deferred stock grants.

Outstanding Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Term	Full Value Awards Outstanding
319,865	$34.35	4.3 years	892,251[1]

1
Includes grants in March 2011 of long-term incentives to participants under the 2005 Equity Plan consisting of 268,557 shares of time-based deferred stock and 491,866 shares of performance based deferred stock (at maximum).

Reasons Why You Should Vote in Favor of the Approval of the 2011 Equity Plan

        The Board recommends a vote for the approval of the 2011 Equity Plan because it believes the plan is in the best interests of the Company and its stockholders for the following reasons:

  •
  Performance based.  The 2011 Equity Plan is generally intended to provide incentive compensation and performance compensation awards that qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

  •
  Attracts and retains talent.  Talented executives and employees are essential to executing our business strategies. The purpose of the 2011 Equity Plan is to promote the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with a plan that provides incentives directly related to increases in the value of the Company.

  •
  Aligns director, employee and stockholder interests.  We currently provide long-term incentives primarily by (i) compensating participants with equity awards, including incentive compensation awards measured by reference to the Company's performance, (ii) rewarding such participants for the achievement of performance targets with respect to a specified performance period and (iii) motivating such participants by giving them opportunities to receive awards directly related to such performance. If the 2011 Equity Plan is approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our stockholders.

  •
  Replaces Prior Plan.  The approval of the 2011 Equity Plan by our stockholders is critical because it will replace the Amended and Restated 2005 Equity Incentive Plan of The Children's Place Retail

    Stores, Inc. (which we refer to as the "Prior Plan") and enable us to continue to provide multiple types of equity-based awards to key personnel at the Company and its affiliates.

Summary of Sound Governance Features of the 2011 Equity Plan

        The Board and the Compensation Committee of the Board believe the 2011 Equity Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

  •
  No "evergreen" provision.  The number of shares of our common stock available for issuance under the 2011 Equity Plan is fixed and will not adjust based upon the number of shares outstanding. We currently expect the number of shares authorized for issuance under the 2011 Equity Plan will be sufficient to provide for future awards for approximately three years at which time we expect to ask our stockholders to approve an additional share authorization.

  •
  Will not be excessively dilutive to our stockholders.  Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2011 Equity Plan is 2.0 million shares. If the 2011 Equity Plan is approved by the Company's stockholders, no new awards will be granted under the Prior Plan and any shares of our common stock available for issuance under the Prior Plan that are not subject to outstanding awards will no longer be available for issuance.

  •
  Stock option exercise prices and SAR strike prices will not be lower than the fair market value on the grant date.  The 2011 Equity Plan prohibits granting stock options with exercise prices and stock appreciation rights (which are referred to herein as SARs) with strike prices lower than the fair market value of a share of our common stock on the grant date, subject to potential adjustments in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

  •
  No repricing or exchange without shareholder approval.  The 2011 Equity Plan prohibits the repricing of outstanding stock options or SARs without stockholder approval.

  •
  "Clawback" provisions.  The 2011 Equity Plan contains "clawback" provisions, which provide that the Compensation Committee may include in an award, that if a participant is determined by the Compensation Committee to have violated a noncompete, nonsolicit, nondisparagement or nondisclosure agreement or engaged in activity that is in conflict with or adverse to the interest of Company or any affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Compensation Committee, all rights of the participant under the 2011 Equity Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the Compensation Committee may require the participant to surrender and return to the Company any shares received, and/or to repay any profits or any other economic value made or realized by the participant. To the extent required by applicable law (including without limitation Section 304 of Sarbanes-Oxley and Section 954 of Dodd-Frank), Company policy and/or the rules and regulations of NASDAQ or other securities exchange or inter-dealer quotation system on which our common stock is listed or quoted, awards shall be subject to clawback, forfeiture or similar requirement.

Summary of the 2011 Equity Plan Features

        The following is a summary of certain of the terms and conditions of the 2011 Equity Plan. This summary is qualified in its entirety by reference to the 2011 Equity Plan attached as Appendix A to this Proxy Statement. You are encouraged to read the 2011 Equity Plan in its entirety.

        Administration.    The Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code) will administer the 2011 Equity Plan. The Compensation Committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2011 Equity Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2011 Equity Plan. The Compensation Committee will have full discretion to administer and interpret the 2011 Equity Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

        Eligibility.    Any current or prospective employees, directors, officers, consultants or advisors of the Company or its affiliates who are selected by the Compensation Committee will be eligible for awards under the 2011 Equity Plan.

        Number of Shares Authorized.    The 2011 Equity Plan provides for an aggregate of 2.0 million shares of our common stock to be available for awards under the 2011 Equity Plan. No more than 750,000 shares of our common stock may be issued with respect to incentive stock options under the 2011 Equity Plan. No participant may be granted awards of options and stock appreciation rights with respect to more than 750,000 shares of our common stock in any one year. No more than 750,000 shares of our common stock may be granted under the 2011 Equity Plan to any participant during any single fiscal year with respect to performance compensation awards in any one performance period. The maximum amount payable to an individual employee or officer under the 2011 Equity Plan for any single year during a performance period for an award denominated in cash is $10,000,000 (with respect to each year if the performance period is more than one year). Shares of our common stock subject to awards are generally unavailable for future grant; however, if any shares are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, such shares will again be available for grant under the 2011 Equity Plan, provided that in no event shall such shares increase the number of shares that may be delivered pursuant to incentive stock options granted under the 2011 Equity Plan. If any award granted under the 2011 Equity Plan expires, terminates, is canceled or forfeited without being settled or exercised, shares of our common stock subject to such award will again be made available for future grant. If the 2011 Equity Plan is approved by our stockholders, no further awards will be made under the Prior Plan.

        Change in Capitalization.    If there is a change in the Company's corporate capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, split-off, spin-off, consolidation or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable, including by making substitutions or adjustments to the number of shares reserved for issuance under the 2011 Equity Plan, the number of shares covered by awards then outstanding under the 2011 Equity Plan, the limitations on awards under the 2011 Equity Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

        Awards Available for Grant.    The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards or any combination of the foregoing. Awards may be granted under the 2011 Equity Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (which are referred to herein as Substitute Awards).

        Stock Options.    The Compensation Committee will be authorized to grant options to purchase shares of our common stock that are either "qualified," meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or "non-qualified," meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2011 Equity Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an "incentive stock option." Options granted under the 2011 Equity Plan will be subject to the terms and conditions established by the Compensation Committee in an award agreement. Unless otherwise provided by the Compensation Committee in an award agreement, the unvested portion of an option shall immediately vest and become exercisable upon (i) participant's termination of employment or service with the Company and its affiliates due to death, disability or retirement; or (ii) a change in control that occurs while the participant is still employed or otherwise providing services to the Company or its affiliates. Under any other circumstance, the unvested portion of an option will expire upon termination of employment or service of the participant. The vested portion of any option will remain exercisable for (i) one year following termination of employment or service with the Company and its affiliates by reason of such participant's death or disability, but not later than the expiration of the Option Period, (ii) three years following retirement or (iii) 90 days following termination of employment or service with the Company and its affiliates for any reason other than such participant's death, disability or retirement, and other than such participant's termination of employment or service with the Company and its affiliates for "cause," but not later than the expiration of the option period, and both the unvested and the vested portion of an option will expire upon the termination of the participant's employment or service with the Company and its affiliates by the Company for "cause." Under the terms of the 2011 Equity Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant (except with respect to Substitute Awards). Options granted under the 2011 Equity Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2011 Equity Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder), provided, that, if the term of a non-qualified option would expire at a time when trading in the shares of our common stock is prohibited by the Company's insider trading policy, the option's term shall be automatically extended until the 30th day following the expiration of such prohibition. Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or shares of our common stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Compensation Committee may permit in its sole discretion, including: (i) by surrendering the minimum number of shares of our common stock otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares of our common stock at such time, by means of a broker-assisted cashless exercise mechanism or (iii) by means of a "net exercise" procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes.

        Stock Appreciation Rights.    The Compensation Committee will be authorized to award SARs under the 2011 Equity Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2011 Equity Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option and SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. Each SAR granted under the 2011 Equity Plan will be evidenced by an award agreement providing for the terms and conditions, including with respect to vesting and expiration. Unless otherwise specified by the Compensation Committee in an award agreement, a SAR award will be subject to the same default vesting and exercisability provisions as described above under "Stock Options." Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the strike price per share of our common stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. A SAR granted independent of an option will have a maximum term of ten years from the date of grant. The remaining terms of the SARs shall be established by the Compensation Committee and reflected in the award agreement.

        Restricted Stock and Restricted Stock Unit Awards.    The Compensation Committee will be authorized to grant restricted stock under the 2011 Equity Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period.

        The Compensation Committee will be authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. Unless the Compensation Committee determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee, less an amount equal to any taxes required to be withheld. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of our common stock, either in cash or (at the sole discretion of the Compensation Committee) in shares of our common stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled.

        Each grant of restricted stock and restricted units shall be evidenced by an award agreement. Unless otherwise provided by the Compensation Committee in an award agreement, any unvested restricted stock or restricted units shall immediately vest and any restrictions will lapse upon (i) participant's termination of employment or service with the Company and its affiliates due to death, disability or retirement (unless waived by the participant prior to the date of grant of the applicable award) or (ii) a change in control that occurs while the participant is still employed or otherwise providing services to the Company or its affiliates; provided, however, that if the vesting of any restricted stock or restricted stock units would otherwise be subject to the achievement of performance conditions, then: (A) all applicable performance criteria will be deemed to have been attained at target levels and (B) if such termination of employment or service or change in control occurs on or prior to the date on which 50% of the applicable performance period has elapsed, only 50% of the shares of restricted stock or restricted stock units will immediately vest. Under any other circumstance, the unvested portion of restricted stock and restricted stock unit awards will terminate and be forfeited upon a termination of employment or service of the participant granted the applicable award.

        On the first business day of each fiscal year of the Company, each non-employee director will automatically, without any further action from Compensation Committee, be granted a number of restricted stock units determined by dividing $100,000 by the fair market value of a share on such date. Any non-employee director who was initially elected or appointed to the Board during the fiscal year will be granted a pro rata award.

        Other Stock-Based Awards.    The Compensation Committee will be authorized to grant awards of unrestricted shares of our common stock, rights to receive grants of awards at a future date, or other awards denominated in shares of our common stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

        Performance Compensation Awards.    The Compensation Committee may grant any award under the 2011 Equity Plan in the form of a "Performance Compensation Award" by conditioning the number of shares earned or vested (or cash payable) under the award on the satisfaction of certain "Performance Goals." In addition, the Compensation Committee may award a performance-based cash bonus to any participant and designate such award as a Performance Compensation Award intended to qualify as

"performance based compensation" under Section 162(m) of the Code. The Compensation Committee may establish Performance Goals with reference to one or more of the following:

  •
  net earnings or net income (before or after taxes);
  •
  basic or diluted earnings per share (before or after taxes);
  •
  net revenue or net revenue growth;
  •
  gross revenue or gross revenue growth, gross profit or gross profit growth;
  •
  net operating profit (before or after taxes);
  •
  return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales);
  •
  cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per-share basis;
  •
  earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);
  •
  gross or net operating margins; productivity rations; share price (including, but not limited to, growth measures and total shareholder return); expense targets or cost reduction goals, general and administrative expense savings; and operating efficiency);
  •
  objective measures of customer satisfaction;
  •
  working capital targets;
  •
  measures of economic value added or other "value creation" metrics;
  •
  inventory control;
  •
  enterprise value;
  •
  sales;
  •
  stockholder return;
  •
  client retention;
  •
  competitive market metrics;
  •
  employee retention;
  •
  timely completion of new product rollouts;
  •
  timely launch of new facilities;
  •
  objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional project budgets);
  •
  system-wide revenues;
  •
  royalty income;
  •
  cost of capital, debt leverage year-end cash position or book value;
  •
  strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or
  •
  any combination of the foregoing.

Any of the above Performance Goal elements can be stated as a percentage of another Performance Goal, or a percentage of a prior period's Performance Goal, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or its affiliates or any divisions, operation, or business units, product lines, brands, business segment, administrative departments or combination thereof, as the Compensation Committee deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or, stock market indices. The Compensation Committee also may provide for accelerated vesting of any award based on the achievement of Performance Goals. Any award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will be granted, and Performance Goals for such an award will be established, by the Compensation Committee in writing not later than 90 days after the commencement of the performance period to which the Performance Goals relate, or such other period required under Section 162(m) of the Code; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee must certify in writing that the Performance Goals established with respect to such award have been achieved. In certain instances, in determining the actual amount of an individual participant's Performance Compensation Award for a performance period, the Compensation Committee may reduce or eliminate the amount of the Performance Compensation Award earned through the use of negative discretion consistent with Section 162(m) of the Code, if, in its sole judgment, such reduction or elimination is appropriate.

        The Compensation Committee may also specify adjustments or modifications (to the extent it would not result in adverse results under Section 162(m) of the Code) to be made to the calculation of a Performance Goal for such performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) nonrecurring items and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company's fiscal year.

        Unless otherwise provided in the applicable award agreement or any employment, consulting, change in control, severance or other agreement, a participant will be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Goals for such period are achieved; and all or some of the portion of such participant's Performance Compensation Award has been earned for the performance period based on the application of the "Performance Formula" (as defined in the 2011 Equity Plan) to such Performance Goals.

        Effect of a Change in Control.    Unless otherwise provided in an award agreement or any employment, consulting, change in control, severance or other agreement, in the event of a "change in control," (a) all then-outstanding stock options and SARs will become immediately exercisable as of immediately prior to the "change in control" with respect to 100% of the shares subject to such option or SAR and (b) any restricted period will expire as of immediately prior to the "change in control" with respect to 100% of then-outstanding shares of restricted stock, restricted stock units or other awards (including a waiver of any applicable Performance Goals); provided, however, that if the vesting of any restricted stock, restricted stock units or other award would otherwise be subject to the achievement of performance conditions, then: (i) all applicable performance criteria will be deemed to have been attained at target levels and (ii) if such termination of employment or service or change in control occurs on or prior to the date on which 50% of the applicable performance period has elapsed, only 50% of the restricted stock, restricted stock units, or other awards will immediately vest.

        Transferability.    Each award may be exercised during the participant's lifetime by the participant or, if permissible under applicable law, by the participant's guardian or legal representative. Awards may not be transferred or encumbered by a participant other than by will or by the laws of descent and distribution.

        Amendment.    The Compensation Committee may amend, suspend or terminate the 2011 Equity Plan at any time; however, stockholder approval to amend the 2011 Equity Plan may be necessary if the law or NASDAQ rules so require. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.

        Clawback/Forfeiture.    Under the 2011 Equity Plan, in the Compensation Committee's discretion, an award agreement may provide for the cancellation of an award if the participant, while employed by or providing services to the Company or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement or non-disclosure agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Compensation Committee in its sole discretion. The Compensation Committee may also provide in an award agreement that if the participant otherwise engages in any such activity, the participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of an award, the sale or other transfer of an award, or the sale of shares of common stock acquired in respect of an award, and must promptly repay such amounts to the Company. The Compensation Committee may also provide in an award agreement that if the participant receives any amount in excess of what the participant should have received under the terms of the award for any reason (including by reason of a financial restatement, mistake in calculations or other administrative error), then the participant will be required to promptly repay any excess amount to the Company. To the extent required by applicable law (including Section 302 of Sarbanes-Oxley and Section 954 of Dodd-Frank), the rules and regulations of NASDAQ, and/or a written policy adopted by the Company, awards will be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements.

        The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the option price of any option or the strike price of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower option price) or cancel any SAR and replace it with a new SAR (with a lower strike price), and (iii) no option or SAR may be exchanged for cash or another award. However, shareholder approval is not required with respect to clauses (i), (ii), and (iii) above for any action specifically permitted in connection with certain changes in capitalization of the Company. In addition, none of the requirements described in the preceding clauses (i), (ii), and (iii) can be amended without the approval of our stockholders.

U.S. Federal Income Tax Consequences

        The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2011 Equity Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

        Stock Options.    The Code requires that, for treatment of an option as an incentive stock option, shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an "item of tax preference," which may give rise to "alternative minimum tax" liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option ("a non-qualified stock option"). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant's tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

        SARs.    No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Restricted Stock.    A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Restricted Stock Units.    A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Section 162(m).    In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other officers whose compensation is required to be disclosed in its proxy statement (excluding the chief financial officer), subject to certain exceptions. The 2011 Equity Plan is intended to satisfy an exception with respect to grants of options and SARs to covered employees. In addition, the 2011 Equity Plan is designed to permit certain awards of restricted stock, restricted stock units and other awards (including cash bonus awards) to be awarded as performance compensation awards intended to qualify under the "performance-based compensation" exception to Section 162(m) of the Code.

New Plan Benefits

        It is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2011 Equity Plan because awards under the 2011 Equity Plan will be made at the discretion of the Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code).

PROPOSAL 4: ADVISORY (NON-BINDING) "SAY ON PAY" VOTE APPROVING EXECUTIVE COMPENSATION

        As discussed under the heading "Compensation Discussion and Analysis" above, the Company's executive compensation program is designed to attract, retain and motivate the performance of the executive management talent who are expected to advance both the short-term and long-term interests of our stockholders. Additionally, the Company's compensation practices reflect a pay-for-performance philosophy, whereby a substantial portion of an executive's potential compensation is tied to performance of the Company.

        For these reasons and the others described elsewhere in this Proxy Statement, the Board recommends that the Company's stockholders vote in favor of approving the compensation of the Named Officers as described in the narrative disclosure, tables and footnotes contained in this Proxy Statement (including under the heading "Compensation Discussion and Analysis" and in the Summary Compensation Table for fiscal 2010), excluding the portions not applicable to Named Officers (such as director compensation) and those applicable to the Company's employees generally.

  The Board recommends approval of the following resolution:

        "RESOLVED, that the stockholders approve the compensation of the Company's named executive officers for the fiscal year ended January 29, 2011, as disclosed in the Company's Proxy Statement for fiscal 2010 pursuant to the compensation disclosure rules of the Securities and Exchange Commission."

        The above "Say on Pay" vote is an advisory vote only and is not binding on the Company, the Compensation Committee or the Board. However, the Board and the Compensation Committee will consider, in their discretion, the result of the "Say on Pay" vote in future compensation decisions for Named Officers.

        The Board of Directors recommends a vote FOR the resolution approving the compensation of the Company's Named Officers as described in this Proxy Statement.

 PROPOSAL 5: ADVISORY (NON-BINDING) "SAY ON FREQUENCY" VOTE SETTING THE "SAY ON PAY" VOTE FREQUENCY

        In accordance with Dodd-Frank, our stockholders are being given the opportunity to cast an advisory (non-binding) vote as to whether the "Say on Pay" vote should occur once a year, every two years or every three years. Our Board is committed to best corporate governance practices and recognizes the significant interest of stockholders in executive compensation matters. As part of that commitment, the Board believes that providing to the Company's stockholders an advisory (non-binding) "Say on Pay" vote once every year affords our shareholders valuable access and input which the Compensation Committee will consider in setting Named Officer compensation.

  The Board recommends approval of the following resolution:

        "RESOLVED, that the stockholders approve that the advisory (non-binding) "Say on Pay" vote to approve executive compensation be submitted to the stockholders for consideration in the Company's proxy statement every year."

        Stockholders are not voting to approve or disapprove the Board of Directors' recommendation. Stockholders can vote to approve a frequency of the "Say on Pay" votes of every one (1), two (2) or three (3) years, or can abstain from such vote.

        The above "Say on Frequency" vote is an advisory vote only and is not binding on the Company, the Compensation Committee or the Board. However, the Board will consider, in its discretion, the result of the "Say on Frequency" vote in setting the frequency of the "Say on Pay" votes. The Board may in the future periodically re-visit the frequency of the "Say on Pay" votes based on the Company's then-current compensation policies.

        The Board of Directors recommends a vote FOR the resolution providing that the "Say on Pay" vote should occur every year.

STOCK PRICE PERFORMANCE GRAPH

        The following graph compares the cumulative stockholder return on our Common Stock with the return on the Total Return Index for The NASDAQ Stock Market (US) and The NASDAQ Retail Trade Stocks. The graph and the second table below assume that $100 was invested on January 28, 2006 in each of our Common Stock, The NASDAQ Stock Market (US) index and The NASDAQ Retail Trade Stock index. The first table below sets forth the closing price of our Common Stock and the closing indices for The NASDAQ Stock Market (US) and The NASDAQ Retail Trade Stocks on the last day of certain of our fiscal years.

Date	The Children's Place—"PLCE"	NASDAQ US	NASDAQ RETAIL TRADE STOCKS

1/28/2006	45.090	782.053	498.988
2/3/2007	58.310	842.827	548.239
2/2/2008	19.780	813.974	485.385
1/31/2009	18.810	400.522	312.127
1/30/2010	31.800	579.464	463.164
1/29/2011	43.470	742.933	577.479

Date	The Children's Place—"PLCE"	NASDAQ US	NASDAQ RETAIL TRADE STOCKS

1/28/2006	100.000	100.000	100.000
2/3/2007	129.319	107.771	109.870
2/2/2008	43.868	104.082	97.274
1/31/2009	41.717	51.214	62.552
1/30/2010	70.526	74.095	92.821
1/29/2011	96.407	94.998	115.730

 OTHER INFORMATION

Future Stockholder Proposals

        Under the rules of the SEC, if you wish us to include a proposal in the Proxy Statement for next year's Annual Meeting, we must receive it no later than November 24, 2011.

        Under the Company's by-laws, if you wish to submit a proposal for consideration at next year's annual meeting of stockholders, the Secretary of the Company must receive your proposal at least 45 days but not more than 60 days prior to the date of that annual meeting of stockholders; provided, however, that in the event less than 55 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, the Secretary of the Company must receive your proposal no later than the close of business on the tenth day following the date on which notice of the date of the meeting is mailed or public disclosure is made, whichever first occurs. Generally, the Company holds its annual meeting of stockholders during the second or third week of May. Your proposal also must comply with certain information requirements set forth in the Company's by-laws. You may obtain a copy of our by-laws from the Secretary. These requirements apply to any matter that a stockholder wishes to raise at the annual meeting of stockholders other than pursuant to the procedures set forth in Rule 14a-8 under the Exchange Act.

Nominations for Director

        Nominations for directors of the Company may be made at an annual meeting of stockholders by the Board or by any stockholder of the Company who complies with the information and timely notice requirements of the Company's by-laws. In addition, the Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders in writing if such candidates meet our criteria for Board membership. The deadlines for nominations for this year's and next year's annual meeting of stockholders are the same as those described above under "Future Stockholder Proposals".

Cost and Methods of Soliciting Proxies

        We pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited in person by our employees, or by mail, courier, telephone, facsimile or e-mail. In addition, we have retained MacKenzie Partners, Inc. to solicit proxies by mail, courier, telephone, facsimile and e-mail. In connection with its retention, MacKenzie Partners, Inc. has agreed to provide consulting and analytic services upon request. We will pay a fee of approximately $12,500 to MacKenzie Partners, Inc. plus out-of-pocket expenses for these services.

Available Information

        The Company's web site address is http://www.childrensplace.com. The information contained on the Company's web site is not included as a part of, or incorporated by reference into, this Proxy Statement. The Company makes available, free of charge on its internet web site, its annual reports on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K and amendments to such reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after the Company has electronically filed such material with, or furnished it to, the SEC. Also available on the Company's web site are the Company's Code of Conduct and Corporate Governance Guidelines and the charters of the Committees of the Board. Hard copies of these materials are also available free of charge from the Company's Investor Relations department.

 Other Business

        As of the date of this Proxy Statement's printing, we do not intend to submit any matters to the Annual Meeting other than those set forth herein, and we know of no additional matters that will be presented by others. However, if any other business should come before the Annual Meeting and you have voted by proxy, the members of the Proxy Committee have discretionary authority to vote your shares with respect to such matters in accordance with their best judgment.

By order of the Board of Directors,

Bradley Cost
Senior Vice President, General Counsel and Secretary
The Children's Place Retail Stores, Inc.
500 Plaza Drive

Secaucus, New Jersey 07094
April 5, 2011

 APPENDIX A

The Children's Place Retail Stores, Inc.
2011 Equity Incentive Plan

1.	Purpose.	A-1
2.	Definitions.	A-1
3.	Effective Date; Duration.	A-6
4.	Administration.	A-6
5.	Grant of Awards; Shares Subject to the Plan; Limitations.	A-8
6.	Eligibility.	A-9
7.	Options.	A-9
8.	Stock Appreciation Rights.	A-12
9.	Restricted Stock and Restricted Stock Units.	A-14
10.	Other Stock-Based Awards.	A-17
11.	Performance Compensation Awards.	A-17
12.	Changes in Capital Structure and Similar Events.	A-20
13.	Effect of Change in Control.	A-21
14.	Amendments and Termination.	A-22
15.	General.	A-22

A-i

 The Children's Place Retail Stores, Inc.
2011 Equity Incentive Plan

1.    Purpose.    The purpose of The Children's Place Retail Stores, Inc. 2011 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel, including the services of experienced and knowledgeable non-executive directors, and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including but not limited to incentive compensation measured by reference to the value of Common Stock or the results of operations of the Company, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company's shareholders. This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans ("Sub Plans") that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Common Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

2.    Definitions.    The following definitions shall be applicable throughout the Plan.

        (a)   "Absolute Share Limit" has the meaning given such term in Section 5(b).

        (b)   "Affiliate" means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

        (c)   "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award and Performance Compensation Award granted under the Plan. For purposes of Section 5(c) of the Plan, "Award" and "Award under the Plan" shall also mean any stock-based award granted under a Prior Plan and outstanding on the Effective Date.

        (d)   "Beneficial Owner" has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

        (e)   "Board" means the Board of Directors of the Company.

        (f)    "Cause" means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having "cause" to terminate a Participant's employment or service, as defined in any employment, consulting, change in control, severance or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change in control, severance or other agreement (or the absence of any definition of "cause" or term of similar import therein), (A) the Participant has failed to reasonably perform his or her duties to the Company, or has failed to follow the lawful instructions of the Board or his or her direct superiors, in each case, other than as a result of his or her incapacity due to physical or mental illness or injury, and such failure has resulted in, or could reasonably be expected to result in, harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (B) the Participant has engaged in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate, (C) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty or moral turpitude, (D) the willful misconduct or gross neglect of the Participant that has resulted in or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (E) the willful violation by the Participant of the written policies of the Company or any of its Affiliates, that has resulted in or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (F) the Participant's fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company (other than good faith expense account disputes), (G) the Participant's act of personal dishonesty which involves personal profit in connection with the Participant's employment or service with the Company or an Affiliate, (H) the willful breach by the Participant of fiduciary duty owed to the Company or an Affiliate, or (I) in the case of a Participant who is a Non-Employee Director, the Participant engaging in any of the activities described in clauses (A) through (H) above; provided, however, that the Participant shall be provided a 10-day period to cure any of the events or occurrences described in the immediately preceding clause (A) hereof, to the extent capable of cure during such 10-day period. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

        (g)   "Change in Control" shall, in the case of a particular Award, be deemed to occur upon:

          (i)    the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company, or (II) any acquisition by any employee benefit plan sponsored or maintained by the Company;

          (ii)   individuals who, during any consecutive 12-month period, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iii)  the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; or

          (iv)  the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a "Business Combination"), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a "Sale"), that in each case requires the approval of the Company's stockholders (whether for such Business Combination or Sale or the issuance of securities in such Business Combination or Sale), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination or the entity which has acquired all or substantially all of the business or assets of the Company in a Sale (in either case, the "Surviving Company"), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination or Sale.

        (h)   "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

        (i)    "Committee" means the Compensation Committee of the Board or subcommittee thereof if required with respect to actions taken to obtain the exception for performance-based compensation under Section 162(m) of the Code or to comply with Rule 16b-3 of the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.

        (j)    "Common Stock" means the common stock, par value $0.10 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

        (k)   "Company" means The Children's Place Retail Stores, Inc., a Delaware corporation, and any successor thereto.

        (l)    "Designated Foreign Subsidiaries" means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

        (m)  "Disability" means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant's employment or service on account of "disability," as defined in any then-existing employment, consulting, change in control, severance or other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting, change in control, severance or other agreement (or in the absence of any definition of "disability" or term of similar import therein), a Participant's total disability as defined below and (to the extent required by Code Section 409A) determined in a manner consistent with Code Section 409A and the regulations thereunder:

          (i)    The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

          (ii)   A Participant will be deemed to have suffered a Disability if determined to be totally disabled by the Social Security Administration. In addition, the Participant will be deemed to have suffered a Disability if determined to be disabled in accordance with a disability insurance program maintained by the Company.

        (n)   "Effective Date" means the date of the annual shareholder meeting at which the Plan is approved by the shareholders.

        (o)   "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) an "independent director" under the rules of the NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

        (p)   "Eligible Person" means any (i) individual employed by the Company or an Affiliate who satisfies all of the requirements of Section 6 of the Plan; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).

        (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

        (r)   "Exercise Price" has the meaning given such term in Section 7(b) of the Plan.

        (s)   "Fair Market Value" means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation service on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if Fair Market Value cannot be determined under clause (i) or (ii) above, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the fair market value as determined in good faith by the Committee in its sole discretion; or (iv) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation service on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

        (t)    "Immediate Family Members" shall have the meaning set forth in Section 15(b).

        (u)   "Incentive Stock Option" means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

        (v)   "Indemnifiable Person" shall have the meaning set forth in Section 4(f) of the Plan.

        (w)  "NASDAQ" means the NASDAQ Stock Market.

        (x)   "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

         (y)  "Nonqualified Stock Option" means an Option which is not designated by the Committee as an Incentive Stock Option.

         (z)  "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

       (aa)  "Option" means an Award granted under Section 7 of the Plan.

       (bb)  "Option Period" has the meaning given such term in Section 7(c) of the Plan.

       (cc)  "Other Stock-Based Award" means an Award granted under Section 10 of the Plan.

       (dd)  "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

       (ee)  "Performance Compensation Award" shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

        (ff)  "Performance Criteria" shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

       (gg)  "Performance Formula" shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

       (hh)  "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

         (ii)  "Performance Period" shall mean the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Compensation Award.

         (jj)  "Permitted Transferee" shall have the meaning set forth in Section 15(b) of the Plan.

       (kk)  "Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

         (ll)  "Plan" means this The Children's Place Retail Stores, Inc. 2011 Equity Incentive Plan.

    (mm)  "Prior Plan" shall mean, as amended from time to time, each of the Amended and Restated 2005 Equity Incentive Plan of The Children's Place Retail Stores, Inc. and the 1997 Stock Option Plan of The Children's Place Retail Stores, Inc.

       (nn)  "Released Unit" shall have the meaning assigned to it in Section 9(e).

       (oo)  "Restricted Period" means the period of time determined by the Committee during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

       (pp)  "Restricted Stock" means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

       (qq)  "Restricted Stock Unit" means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

        (rr)  "Retirement" means a voluntary termination of employment or service with the Company and all Affiliates by a Participant on or after the Participant's Retirement Age (other than any such termination effective on or after any time that the Company has grounds to terminate the Participant's employment or service for Cause (assuming for such purpose that no cure period were available)).

        (ss)  "Retirement Age" means, unless determined otherwise by the Committee, attainment of age 65.

        (tt)  "SAR Period" has the meaning given such term in Section 8(c) of the Plan.

       (uu)  "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

       (vv)  "Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

      (ww)  "Strike Price" has the meaning given such term in Section 8(b) of the Plan.

       (xx)  "Substitute Award" has the meaning given such term in Section 5(e).

       (yy)  "Sub Plans" has the meaning given such term in Section 1.

3.    Effective Date; Duration.    The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.    Administration.    (a) The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, or any exception or exemption under the rules of the NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

        (b)   Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting, delivery or exercisability of, payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

        (c)   Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, "covered employees" for purposes of Section 162(m) of the Code.

        (d)   The Committee shall have the authority to amend the Plan (including by the adoption of appendices or subplans) and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code).

        (e)   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

        (f)    No member of the Board, the Committee or any employee or agent of the Company (each such person, an "Indemnifiable Person") shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

        (g)   Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.    Grant of Awards; Shares Subject to the Plan; Limitations.    (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.

        (b)   Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan and subsection (e) below, no more than 2,000,000 shares of Common Stock may be delivered in the aggregate pursuant to Awards granted under the Plan; (ii) subject to Section 12 of the Plan, no more than 750,000 shares of Common Stock may be subject to grants of Options or SARs under the Plan to any single Participant during any calendar year; (iii) subject to Section 12 of the Plan, no more than 2,000,000 shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 750,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any Participant for a single Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 750,000 shares of Common Stock on the last day of the Performance Period to which such Award relates; and (v) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single year in the event a Performance Period extends beyond a single year) pursuant to a Performance Award denominated in cash described in Section 11(a) of the Plan shall be $10,000,000.

        (c)   Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Participant, are surrendered or tendered to the Company (either directly or by means of attestation) in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, such surrendered or tendered shares shall again become available for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent all or any portion of an Award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award or portion thereof shall again become available for other Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any "benefit" (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.

        (d)   Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing. Following the Effective Date, no further awards shall be granted under any Prior Plan.

        (e)   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines ("Substitute Awards"). The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or the substitution for, outstanding awards previously granted by the Company of an Affiliate or by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, further, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code that were previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

6.    Eligibility.    Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.    Options.    (a) Generally.    Each Option granted under the Plan shall be evidenced by an Award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

        (b)   Exercise Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price ("Exercise Price") per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the date of grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the date of grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 14(b).

        (c)   Vesting and Expiration.    Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or Company-imposed "blackout period"), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Option Period exceed five years from the date of grant in the case of an Incentive Stock Option granted to a Participant who on the date of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to vesting and/or exercisability. Notwithstanding the foregoing, a Participant's unvested Options shall immediately vest and become exercisable upon such Participant's termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement, or as provided in Section 13 hereof.

        Unless otherwise stated in the applicable Award agreement, an Option shall expire earlier than the end of the Option Period in the following circumstances:

          (i)    If prior to the end of the Option Period, the Participant's employment or service with the Company and all Affiliates is terminated without Cause or by the Participant for any reason other than Retirement, the Option shall expire on the earlier of the last day of the Option Period or the date that is 90 days after the date of such termination; provided, however, that any Participant whose employment or service with the Company or any Affiliate is terminated and who is subsequently rehired or reengaged by the Company or any Affiliate within 90 days following such termination and prior to the expiration of the Option shall not be considered to have undergone a termination. In the event of a termination described in this clause (i), the Option shall remain exercisable by the Participant until its expiration only to the extent the Option was exercisable at the time of such termination.

          (ii)   If the Participant dies or is terminated on account of Disability prior to the end of the Option Period and while still in the employ or service of the Company or an Affiliate, or dies following a termination described in clause (i) above but prior to the expiration of an Option, the Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of death or termination on account of Disability of the Participant, as applicable. In such event, the Option shall remain exercisable by the Participant or his or her beneficiary determined in accordance with Section 15(g), as applicable, until its expiration only to the extent the Option was exercisable by the Participant at the time of such event.

          (iii)  If the Participant ceases employment or service of the Company or any Affiliates due to a termination for Cause, the Option shall expire immediately upon such cessation of employment or service.

          (iv)  If the Participant terminates by reason of Retirement prior to the end of the Option Period, the Option shall expire three years after the date of termination, or, if earlier, at the end of the Option Period.

          (v)   If the Participant's employment or service ceases on account of Disability at a time when the Participant has attained the age and service requirements for Retirement, the Participant shall receive the better of the treatment under clause (ii) and clause (iv) above.

        (d)   Other Terms and Conditions.    Except as specifically provided otherwise in an Award agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

            (i)  Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

           (ii)  Each share of Common Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share, when the Participant purchases the share or when the Option expires.

          (iii)  Subject to Section 15(b), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.

          (iv)  At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Common Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for shares are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

        (e)   Method of Exercise and Form of Payment.    No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third party administrator), or telephonic instructions to the extent provided by the Committee, in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price and all applicable required withholding taxes shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes or (C) by means of a "net exercise" procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

        (f)    Notification upon Disqualifying Disposition of an Incentive Stock Option.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the date of grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.

        (g)   Compliance With Laws, etc.    Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the Common Stock of the Company is listed or quoted.

        (h)   Incentive Stock Option Grants to 10% Shareholders.    Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or a parent of the Company, the Option Period shall not exceed five years from the date of grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the date of grant) of the shares subject to the Option.

        (i)    $100,000 Per Year Limitation for Incentive Stock Options.    To the extent the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8.    Stock Appreciation Rights.    (a) Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

        (b)   Strike Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price ("Strike Price") per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the date of grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 14(b).

        (c)   Vesting and Expiration.    A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "SAR Period"); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR

Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or the Company-imposed "blackout period"), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, a Participant's unvested SARs shall immediately vest and become exercisable upon such Participant's termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement, or as provided in Section 13 hereof.

        Unless otherwise stated in the applicable Award agreement, a SAR shall expire earlier than the end of the SAR Period in the following circumstances:

            (i)  If prior to the end of the SAR Period, the Participant's employment or service with the Company and all Affiliates is terminated without Cause or by the Participant for any reason other than Retirement, the SAR shall expire on the earlier of the last day of the SAR Period or the date that is 90 days after the date of such termination; provided, however, that any Participant whose employment or service with the Company or any Affiliate is terminated and who is subsequently rehired or reengaged by the Company or any Affiliate within 90 days following such termination and prior to the expiration of the SAR shall not be considered to have undergone a termination. In the event of a termination described in this clause (i), the SAR shall remain exercisable by the Participant until its expiration only to the extent the SAR was exercisable at the time of such termination.

           (ii)  If the Participant dies or is terminated on account of Disability prior to the end of the SAR Period and while still in the employ or service of the Company or an Affiliate, or dies following a termination described in clause (i) above but prior to the expiration of a SAR, the SAR shall expire on the earlier of the last day of the SAR Period or the date that is one year after the date of death or termination on account of Disability of the Participant, as applicable. In such event, the SAR shall remain exercisable by the Participant or his or her beneficiary determined in accordance with Section 15(g), as applicable, until its expiration only to the extent the SAR was exercisable by the Participant at the time of such event.

          (iii)  If the Participant ceases employment or service of the Company or any Affiliates due to a termination for Cause, the SAR shall expire immediately upon such cessation of employment or service.

          (iv)  If the Participant terminates by reason of Retirement prior to the end of the SAR Period, the SAR shall expire three years after the date of termination, or, if earlier, at the end of the SAR Period.

           (v)  If the Participant's employment or service ceases on account of Disability at a time when the Participant has attained the age and service requirements for Retirement, the Participant shall receive the better of the treatment under clause (ii) and clause (iv) above.

        (d)   Method of Exercise.    SARs which have become exercisable may be exercised by delivery of written (or electronic notice or telephonic instructions to the extent provided by the Committee) of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

        (e)   Payment.    Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

        (f)    Substitution of SARs for Nonqualified Stock Options.    The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options.

9.    Restricted Stock and Restricted Stock Units.    (a) (i) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as determined by the Committee and may be reflected in the applicable Award agreement. The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, and the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested. The Committee may in its sole discretion accelerate the vesting and/or the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards.

          (ii)   Automatic Grants to Non-Employee Directors.    Notwithstanding any other provision of this Plan to the contrary, Restricted Stock Units shall be automatically granted to each Non-Employee Director in accordance with this Section 9(a)(ii) without any additional required action by the Committee. On the first business day of each fiscal year of the Company, each Non-Employee Director on such date shall be granted a number of Restricted Stock Units determined by dividing $100,000 by the Fair Market Value of a share on such date (which number shall be rounded up to the next whole number of shares). Each Non-Employee Director who is initially elected or appointed to the Board during the fiscal year shall be granted on the date of such election or appointment a number of Restricted Stock Units, equal to the quotient (which number of shares shall be rounded up to the next whole number of shares) of (i) the product of $100,000 multiplied by a fraction, the numerator of which shall be the number of days remaining during the fiscal year and the denominator of which shall be 365, divided by (ii) the Fair Market Value of a share of Common Stock on such Non-Employee Director's date of election or appointment. Except as otherwise provided in this Section 9, or as otherwise provided in the applicable Award agreement, or any applicable consulting, change in control, severance or other agreement between a Non-Employee Director and the Company or an Affiliate, the foregoing automatic grants of Restricted Stock Units shall have a Restricted Period of one year, and shall vest in full on the first anniversary of the date of grant, and thereafter the restrictions set forth in the applicable Award agreement shall have no further force or effect with respect to such Restricted Stock Units (and such Restricted Stock Units shall be treated as Released Units for purposes of Section 9(e)(ii)), provided that the Non-Employee Director remains in the service of the Company and its Affiliates throughout the one year period commencing on the date of grant. Each Non-Employee Director shall also be eligible to receive grants of additional Awards under the Plan.

        (b)   Stock Certificates; Escrow or Similar Arrangement.    Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company's directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 15(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock (provided that any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate)). The Committee shall also be permitted to cause a stock certificate registered in the name of the Participant to be issued. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation or action on the part of the Company.

        (c)   Restricted Stock Units.    No shares shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) awarded to a Participant may be credited with cash and stock dividends paid in respect of one share of Common Stock ("Dividend Equivalents"). Subject to Section 15(c), at the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

        (d)   Restrictions; Forfeiture.    (i) Restricted Stock awarded to a Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to the following provisions in addition to such other terms and conditions as may be set forth in the applicable Award agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; and (B) the shares shall be subject to the restrictions on transferability set forth in the Award agreement. In the event of any forfeiture, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder shall terminate without further action or obligation on the part of the Company.

          (ii)   Restricted Stock Units awarded to any Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to such other terms and conditions as may be set forth in the applicable Award agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock Units shall terminate without further action or obligation on the part of the Company.

          (iii)  Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable Award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, upon such Participant's termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement (unless waived by a participant prior to the grant of the applicable Award), or as provided in Section 13 hereof, such Participant's outstanding Restricted Stock and Restricted Stock Units shall immediately vest in full, and the restrictions set forth in the applicable Award agreement shall have no further force or effect with respect to such Restricted Stock or Restricted Stock Units (and such

  Restricted Stock Units shall be treated as Released Units for purposes of Section 9(e)(ii)); provided, however, that if the vesting of any Restricted Stock or Restricted Stock Units would otherwise be subject to the achievement of performance conditions, then: (A) all applicable performance criteria shall be deemed to have been attained at target levels and (B) if such termination of employment or service or Change in Control occurs on or prior to the date on which 50% of the applicable performance period has elapsed, only 50% of such Restricted Stock or Restricted Stock Units shall immediately vest.

          (iv)  The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

        (e)   Delivery of Restricted Stock and Settlement of Restricted Stock Units.    (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria established by the Committee, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge a notice evidencing a book entry notation (or, if applicable, the stock certificate) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

           (ii)  Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained ("Released Unit"); provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. To the extent provided in an Award agreement, the holder of outstanding Released Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

        (f)    Legends on Restricted Stock.    Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

  TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE CHILDREN'S PLACE RETAIL STORES, INC. 2011 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF                         , BETWEEN THE CHILDREN'S PLACE RETAIL STORES, INC. AND                         . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CHILDREN'S PLACE RETAIL STORES, INC.

10.    Other Stock-Based Awards.    The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement including, without limitation, the payment by the Participant of the Fair Market Value of such shares of Common Stock on the date of grant. Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable Award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, upon such Participant's termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement, or as provided in Section 13 hereof, such Participant's outstanding Other Stock-Based Awards shall immediately vest in full, and the restrictions set forth in the applicable Award agreement shall have no further force or effect with respect to such Other Stock-Based Awards; provided, however, that if the vesting of any Other Stock-Based Awards would otherwise be subject to the achievement of performance conditions, then: (A) all applicable performance criteria shall be deemed to have been attained at target levels and (B) if such termination of employment or service or Change in Control occurs on or prior to the date on which 50% of the applicable performance period has elapsed, only 50% of each such Other Stock-Based Award shall immediately vest.

11.    Performance Compensation Awards.    (a) Generally. The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Notwithstanding the foregoing, (i) any Award to a Participant who is a "covered employee" (within the meaning of Section 162(m) of the Code) for a fiscal year that satisfies the requirements of this Section 11 may be treated as a Performance Compensation Award in the absence of any such Committee designation and (ii) if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a "covered employee" (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 14 of the Plan).

        (b)   Discretion of Committee with Respect to Performance Compensation Awards.    With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period (subject to a minimum period of 12 months), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the

Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing (which may be in the form of minutes of a meeting of the Committee).

        (c)   Performance Criteria.    The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added or other "value creation" metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii) client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or a percentage of a prior period's Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting, delivery and exercisability of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        (d)   Modification of Performance Goal(s).    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under

Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company's fiscal year.

        (e)   Payment of Performance Compensation Awards.    (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant must be employed by or rendering services to the Company or an Affiliate on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

          (ii)   Limitation.    Unless otherwise provided in the applicable Award agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant shall be eligible to receive payment or delivery, as applicable, in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved, as determined by the Committee in its sole discretion; and (B) all or some of the portion of such Participant's Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals, as determined by the Committee in its sole discretion, and except as otherwise provided in Section 13; provided, however, that in the event of the termination of a Participant's employment or service due to death or Disability, (A) the Participant shall receive payment in respect of a Performance Compensation Award assuming for such purpose that the applicable performance criteria shall be deemed to have been attained at target levels and (B) if such termination of employment or service occurs on or prior to the date on which 50% of the applicable performance period has elapsed, only 50% of the Performance Compensation Award shall be payable.

          (iii)  Certification.    Following the completion of a Performance Period, the Committee shall review and certify in writing (which may be in the form of minutes of a meeting of the Committee) whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing (which may be in the form of minutes of a meeting of the Committee) that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant's Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

          (iv)  Use of Negative Discretion.    In determining the actual amount of an individual Participant's Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate; provided, that Negative Discretion shall not apply to any Performance Compensation Award (other than cash bonuses contemplated by the second sentence of Section 11(a)) unless the Award agreement so provides for the use of Negative Discretion. Unless otherwise provided in the applicable Award agreement, the Committee shall not have the discretion to (A) provide payment or delivery in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

        (f)    Timing of Award Payments.    Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Unless otherwise provided in an Award agreement, any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii)).

12.    Changes in Capital Structure and Similar Events.    In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

            (i)  adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria, Performance Formula and Performance Goals);

           (ii)  providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

          (iii)  cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any "equity restructuring" (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) ("ASC 718"), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.    Effect of Change in Control.    Except to the extent otherwise provided in an Award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:

        (a)   all Options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares subject to such Options and SARs, and the Restricted Period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant (including a waiver of any applicable Performance Goals); provided, however, that if the vesting of any Restricted Stock or Restricted Stock Units or any other Awards would otherwise be subject to the achievement of performance conditions, then: (A) all applicable performance criteria shall be deemed to have been attained at target levels and (B) if such termination of employment or service or Change in Control occurs on or prior to the date on which 50% of the applicable performance period has elapsed, only 50% of such Restricted Stock or Restricted Stock Units or other Awards shall immediately vest.

        (b)   In addition, in the event of a Change of Control, the Committee may in its discretion and upon at least 5 days' advance notice to the affected persons, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company) or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Committee shall exercise such discretion over any Award subject to Code Section 409A at the time such Award is granted.

        (c)   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

        To the extent practicable, the provisions of this Section 13 shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.

14.    Amendments and Termination.    (a) Amendment and Termination of the Plan. The Committee may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of Common Stock may be listed or quoted or for changes in GAAP to new accounting standards, to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 14(b) without stockholder approval.

        (b)   Amendment of Award Agreements.    The Committee may, to the extent not inconsistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant's termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company's proxy statement as Options which have been "repriced" (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any "repricing" for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a "repricing" for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.

15.    General.    (a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award.

        (b)   Nontransferability.    (i) Each Award shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

           (ii)  Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the "Immediate Family Members"); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

          (iii)  The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Permitted Transferee, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

        (c)   Dividends and Dividend Equivalents.    The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 60 days, after such Awards are earned and become payable or distributable).

        (d)   Tax Withholding.    (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

           (ii)  Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required statutory liability withholding liability, if required to avoid adverse accounting treatment of the Award as a liability award under ACS 718) by (A) payment in cash; (B) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

        (e)   No Claim to Awards; No Rights to Continued Employment; Waiver.    No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the date of grant.

        (f)    International Participants.    Without limiting the generality of Section 4(d), with respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or subplans or appendices thereto, or outstanding Awards, with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

        (g)   Designation and Change of Beneficiary.    Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse (or domestic partner if such status is recognized by the Company according to the procedures established by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, his or her estate. After receipt of Options in accordance with this paragraph, beneficiaries will only be able to exercise such options in accordance with Section 7(c)(ii) of this Plan.

        (h)   Termination of Employment or Service.    Except as otherwise provided in an Award agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant's employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company or its Affiliates in a non-employee capacity (including as a Non-Employee Director) (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

        (i)    No Rights as a Shareholder.    Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

        (j)    Government and Other Regulations.    (i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company's instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

           (ii)  The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of shares of Common Stock from the public markets, the Company's issuance of Common Stock to the Participant, the Participant's acquisition of Common Stock from the Company and/or the Participant's sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

        (k)   No Section 83(b) Elections Without Consent of Company.    No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

        (l)    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

        (m)  Nonexclusivity of the Plan.    Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

        (n)   No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

        (o)   Reliance on Reports.    Each member of the Committee and each member of the Board (and their respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

        (p)   Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

        (q)   Purchase for Investment.    Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan, may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

        (r)   Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

        (s)   Severability.    If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

        (t)    Obligations Binding on Successors.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

        (u)   409A of the Code.    (i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered "deferred compensation" subject to Section 409A of the Code, references in the Plan to "termination of employment" (and substantially similar phrases) shall mean "separation from service" within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

           (ii)  Notwithstanding anything in the Plan to the contrary, if a Participant is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are "deferred compensation" subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant's "separation from service" (as defined in Section 409A of the Code) or, if earlier, the Participant's date of death. Following any applicable six month delay, all such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

          (iii)  Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered "deferred compensation" subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of "Disability" pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

        (v)   Clawback/Forfeiture.    Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any

Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement, non-disclosure covenant or agreement or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee in its sole discretion, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 302 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act) and/or the rules and regulations of NASDAQ or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company (as in effect and/or amended from time to time), Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award agreements).

        (w)  Code Section 162(m) Re-approval.    If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for re-approval by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth year following the year that shareholders previously approved such provisions following the date of initial shareholder approval, for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

        (x)   Expenses; Gender; Titles and Headings.    The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

*        *        *

As adopted by the Board of Directors of the Company
on March 25, 2011.

As approved by the shareholders of the Company
on                                     , 2011.

ANNUAL MEETING OF STOCKHOLDERS OF THE CHILDREN’S PLACE RETAIL STORES, INC. May 20, 2011 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the persons listed below to serve as Class II directors of The Children’s Place Retail Stores, Inc. for a three-year term and in each case until his successor is duly elected and qualified. Joseph Alutto Class II Director Jamie Iannone Class II Director Joseph Gromek Class II Director The Board of Directors recommends a vote “FOR” proposals 2, 3 and 4. 2. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of The Children’s Place Retail Stores, Inc. for the fiscal year ending January 28, 2012. 3. To approve The Children’s Place Retail Stores, Inc. 2011 Equity Incentive Plan. 4. To approve, by non-binding vote, executive compensation as described in the proxy statement. The Board of Directors recommends a vote for “1YEAR”. 5. To recommend, by non-binding vote, the frequency of executive “Say-on-Pay” compensation votes. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations as specified above. In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting. FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00000333030330400000 6 052011 2 years 3 years ABSTAIN 1 year

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. The Board of Directors recommends a vote “FOR” each of the nominees for director. 1. To elect the persons listed below to serve as Class II directors of The Children’s Place Retail Stores, Inc. for a three-year term and in each case until his successor is duly elected and qualified. Joseph Alutto Class II Director Jamie Iannone Class II Director Joseph Gromek Class II Director The Board of Directors recommends a vote “FOR” proposals 2, 3 and 4. 2. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of The Children’s Place Retail Stores, Inc. for the fiscal year ending January 28, 2012. 3. To approve The Children’s Place Retail Stores, Inc. 2011 Equity Incentive Plan. 4. To approve, by non-binding vote, executive compensation as described in the proxy statement. The Board of Directors recommends a vote for “1YEAR”. 5. To recommend, by non-binding vote, the frequency of executive “Say-on-Pay” compensation votes. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations as specified above. In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting. FOR AGAINST ABSTAIN ANNUAL MEETING OF STOCKHOLDERS OF THE CHILDREN’S PLACE RETAIL STORES, INC. May 20, 2011 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EDT on Thursday, May 19, 2011. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00000333030330400000 6 052011 COMPANY NUMBER ACCOUNT NUMBER 2 years 3 years ABSTAIN 1 year

0 14475 THE CHILDREN’S PLACE RETAIL STORES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CHILDREN’S PLACE RETAIL STORES, INC. The undersigned hereby appoints Jane T. Elfers and Bradley P. Cost (the “Proxy Committee”), and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of The Children’s Place Retail Stores, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of The Children’s Place Retail Stores, Inc. to be held at the Company’s corporate headquarters located at 500 Plaza Drive, Secaucus, New Jersey 07094, on Friday, May 20, 2011, at 9:00 A.M., Secaucus, New Jersey time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. (Continued and to be signed on the reverse side) Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 20, 2011: The proxy statement and form of proxy distributed by the Board of Directors and the Company’s Form 10-K Annual Report for the fiscal year ended January 29, 2011 are available at http://www.childrensplace.com under the section “Investor Relations.”